UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Schedule 14C Information

Information Statement Pursuant to Section 14(c) of the Securities Exchange Act of 1934

Check the appropriate box:

☒	Preliminary Information Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14c-5(d)(2))

☐	Definitive Information Statement

AIXCRYPTO HOLDINGS, INC.

(Name of Registrant As Specified In Its Charter)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) of Schedule 14A (17 CFR 240.14a-101) per Item 1 of this Schedule and Exchange Act Rules 14c-5(g) and 0-11

AIXCRYPTO HOLDINGS, INC.

1990 E. Grand Ave.

El Segundo, California 90245
(760) 452-8111

NOTICE OF ACTIONS BY WRITTEN CONSENT OF MAJORITY STOCKHOLDERS

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE NOT REQUESTED TO SEND US A PROXY.

THIS IS NOT A NOTICE OF A MEETING OF STOCKHOLDERS AND NO STOCKHOLDERS’ MEETING WILL BE HELD TO CONSIDER ANY MATTER DESCRIBED HEREIN.

Dear Stockholders of AIxCrypto Holdings, Inc.:

This Notice and accompanying Information Statement are being furnished to the holders of common stock, par value $0.001 per share (the “Common Stock”), of AIxCrypto Holdings, Inc., a Delaware corporation (the “Company”), pursuant to Section 14 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and Regulation 14C and Schedule 14C thereunder, in connection with the approval of the actions described below (the “Corporate Actions”) by the unanimous written consent of the board of directors of the Company (the “Board”) and by written consent of the holders of a majority of the voting power of the issued and outstanding capital stock of the Company in lieu of a special meeting of stockholders:

1.	The approval and ratification, for purposes of complying with Listing Rule 5635(d) of The Nasdaq Stock Market LLC (the “Nasdaq Rule”), of the issuance of shares of Common Stock in excess of the Exchange Cap (as defined below) pursuant to that certain Common Shares Purchase Agreement, dated as of June 16, 2026 (the “Purchase Agreement”), by and between the Company and Gold King Arthur Holding Limited, a Hong Kong limited liability company (the “Investor”), pursuant to which the Company may issue and sell to the Investor, from time to time in one or more VWAP Purchases (as defined below), up to $50,000,000 in aggregate gross purchase price of shares of Common Stock (the “Issuance”), in each case subject to the terms of the Purchase Agreement.

On June 16, 2026, the Company entered into the Purchase Agreement with the Investor, pursuant to which the Company may, in its sole discretion, issue and sell to the Investor up to $50,000,000 in aggregate gross purchase price of shares of Common Stock (the “Total Commitment”) from time to time during the period (the “Investment Period”), which commences following the satisfaction of certain conditions and expires upon the earliest of certain events specified in the Purchase Agreement, including the first day of the month next following the 24-month anniversary of the effective date of the Initial Registration Statement (as defined below) and the date on which the Investor has purchased the Total Commitment worth of shares of Common Stock, in one or more purchases of shares of Common Stock (each, a “VWAP Purchase”). In consideration of the Investor’s execution and delivery of the Purchase Agreement, the Company paid the Investor a one-time, non-refundable upfront fee of $100,000 upon execution of the Purchase Agreement.

The Company’s right to direct VWAP Purchases commences and continues during the Investment Period. At or prior to commencement, the Company is required to reserve 55,000,000 shares of Common Stock (the “Share Cap”) for issuance to the Investor under the Purchase Agreement, which reservation will be made out of the Company’s existing authorized and unissued shares of Common Stock.

Pursuant to the Purchase Agreement, the Company, at its sole discretion, has the right, but not the obligation, to require the Investor to purchase shares of Common Stock by delivering notices (each, a “VWAP Purchase Notice”) to the Investor specifying the date on which the corresponding VWAP Purchase is to be effected (each such date, a “VWAP Purchase Date”). The purchase price the Company receives for each VWAP Purchase is equal to 93% of the volume-weighted average price of the Common Stock (as reported by Bloomberg) over the prior three (3) trading days, including the applicable VWAP Purchase Date, and the Investor is entitled to retain 3% of the gross proceeds of its resales as a commission, with the remaining 97% remitted to the Company. The Investor may not be issued, and may not beneficially own, shares of Common Stock in excess of 9.99% of the outstanding Common Stock at any time (the “Beneficial Ownership Limitation”).

Unless and until the Company obtains the requisite stockholder approval for the issuance of shares of Common Stock under the Purchase Agreement in excess of the Exchange Cap as required by the Nasdaq Rule (the “Shareholder Approval”), the aggregate number of shares of Common Stock that may be issued to the Investor under the Purchase Agreement may not exceed that number of shares representing 19.99% of the voting power or number of shares of Common Stock issued and outstanding immediately prior to the execution of the Purchase Agreement (the “Exchange Cap”), which the Company has calculated to be 4,044,975 shares of Common Stock. The Shareholder Approval must take effect before the Company may issue shares of Common Stock in excess of the Exchange Cap.

Subject to receipt of the Shareholder Approval, the Company has agreed to file with the SEC, within 45 calendar days after execution of the Purchase Agreement, a registration statement on Form S-1 (the “Initial Registration Statement”) covering the resale of the shares of Common Stock issuable under the Purchase Agreement, and to use commercially reasonable efforts to cause the Initial Registration Statement to become effective within 90 days after filing (or, if subject to full review by the SEC, 90 days plus an additional 45 days for each round of SEC comments). The shares of Common Stock issued to the Investor under the Purchase Agreement are being offered and sold in reliance upon the exemption from registration provided by Section 4(a)(2) of the Securities Act of 1933, as amended (the “Securities Act”), and/or Rule 506(b) of Regulation D promulgated thereunder.

Under the Purchase Agreement, the Company is required to use its reasonable best efforts to seek the Shareholder Approval as soon as practicable after the closing date of the Purchase Agreement, but no later than 45 days thereafter, and, if the Shareholder Approval is not obtained during such period, to continue seeking the Shareholder Approval every 45 days thereafter until obtained. Once the Shareholder Approval is obtained, the Company will file a preliminary information statement on Schedule 14C within 30 days of receiving the Shareholder Approval and file a definitive information statement on Schedule 14C ten (10) days following the filing of the preliminary information statement on Schedule 14C. We are filing this information statement on Schedule 14C to satisfy the requirements under the Purchase Agreement accordingly.

The Purchase Agreement also contains customary representations, warranties, covenants and conditions, including restrictions on the Investor’s ability to engage in short sales or hedging transactions with respect to the Common Stock and limitations on the Company’s ability to effect variable rate transactions. The Purchase Agreement will terminate automatically upon the earliest to occur of the events specified therein, and the Company may terminate the Purchase Agreement after commencement upon ten (10) trading days’ prior written notice to the Investor. The foregoing description of the Purchase Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Purchase Agreement, a copy of which is attached as Exhibit A to this Information Statement.

The purpose of this Information Statement is to notify our stockholders that on August 20, 2026, Faraday Future Intelligent Electric Inc., holding approximately 63.28% of the total issued and outstanding voting power of the Company (the “Majority Stockholder”), executed a written consent in lieu of a special meeting of stockholders (the “Majority Stockholder Written Consent”), approving the Corporate Actions. The Majority Stockholder Written Consent constitutes the stockholder approval required for the Corporate Actions under the General Corporation Law of the State of Delaware and the Company’s bylaws. As a result, no further action by any other stockholder is required to approve the Corporate Actions, and we have not and will not be soliciting your approval of the Corporate Actions. Nevertheless, the holders of our Common Stock of record at the close of business on August 20, 2026 (the “Record Date”), are entitled to notice of the Majority Stockholder Written Consent.

In accordance with Rule 14c-2 promulgated under the Exchange Act, the Corporate Actions will become effective no sooner than 20 calendar days after we mail the Definitive Information Statement to our stockholders.

This notice and the accompanying Information Statement are being mailed to the holders of our securities as of the Record Date on or about _____, 2026. This Notice and the accompanying Information Statement shall constitute notice to you of the action by Majority Stockholder Written Consent in accordance with Rule 14c-2 promulgated under the Exchange Act.

NO VOTE OR OTHER ACTION OF THE COMPANY’S STOCKHOLDERS IS REQUIRED IN CONNECTION WITH THIS INFORMATION STATEMENT. WE ARE NOT ASKING FOR A PROXY AND YOU ARE NOT REQUESTED TO SEND US A PROXY.

THIS IS NOT A NOTICE OF A SPECIAL MEETING OF STOCKHOLDERS AND NO STOCKHOLDER MEETING WILL BE HELD TO CONSIDER ANY MATTER DESCRIBED HEREIN.

We encourage you to read the Information Statement. Although you will not have an opportunity to vote on the Issuance, the Information Statement contains important information about the Issuance. A copy of the Purchase Agreement is set forth as Exhibit A to the Information Statement.

By Order of the Board of Directors,

Dated: _____, 2026	By:
	Name:	Jerry Wang
	Title:	Chief Executive Officer and Director

AIXCRYPTO HOLDINGS, INC.

Table of Contents

AIxCrypto Holdings, Inc.1

990 E. Grand Ave.

El Segundo, California 90245
(760) 452-8111

INFORMATION STATEMENT

_________, 2026

GENERAL INFORMATION

This Information Statement has been filed with the U.S. Securities and Exchange Commission (“SEC”) and is being furnished, pursuant to Section 14C of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), to the holders of the common stock, par value $0.001 per share (the “Common Stock”), of AIxCrypto Holdings, Inc., a Delaware corporation (the “Company”) as of the close of business on August 20, 2026 (the “Record Date”), to notify such stockholders that on August 20, 2026, the Company received a written consent in lieu of a special meeting of stockholders (the “Majority Stockholder Written Consent”) from Faraday Future Intelligent Electric Inc., holding approximately 63.28% of the total issued and outstanding voting power of the Company (the “Majority Stockholder”), approving the following corporate actions (the “Corporate Actions”):

Proposal No. 1 - Approval of the Issuance of Common Stock in Excess of the Exchange Cap Pursuant to the Purchase Agreement

1.	The approval and ratification, for purposes of complying with Listing Rule 5635(d) of The Nasdaq Stock Market LLC (the “Nasdaq Rule”), of the issuance of shares of Common Stock in excess of the Exchange Cap (as defined below) pursuant to that certain Common Shares Purchase Agreement, dated as of June 16, 2026 (the “Purchase Agreement”), by and between the Company and Gold King Arthur Holding Limited, a Hong Kong limited liability company (the “Investor”), pursuant to which the Company may issue and sell to the Investor, from time to time in one or more VWAP Purchases (as defined below), up to $50,000,000 in aggregate gross purchase price of shares of Common Stock (the “Issuance”), in each case subject to the terms of the Purchase Agreement.

On June 8, 2026 and August 21, 2026, the Company’s board of directors (the “Board”) approved the Corporate Actions, subject to stockholder approval. The Majority Stockholder Written Consent that we received constitutes the only stockholder approval required for the Corporate Actions under the General Corporation Law of the State of Delaware (the “DGCL”), the Certificate of Incorporation, and the Company’s bylaws (“Bylaws”). As a result, no further action by any other stockholder is required to approve the Corporate Actions and we have not and will not be soliciting your approval of the Corporate Actions. Nevertheless, the holders of our Common Stock of record at the close of business on the Record Date are entitled to notice of the stockholder actions by written consent.

In accordance with Rule 14c-2 promulgated under the Exchange Act, the Corporate Actions will become effective no sooner than 20 calendar days after we mail the Definitive Information Statement to our stockholders.

PURPOSE OF THE CORPORATE ACTIONS

The Board has determined that the Purchase Agreement and the related Issuance are in the best interests of the Company and its stockholders. The committed equity financing provides the Company with access to capital in exchange for the issuance of equity, supporting the Company’s liquidity needs and strategic objectives. Accordingly, we have obtained the Majority Stockholder Written Consent in order to comply with the terms of the Purchase Agreement and the Nasdaq Rule.

The Nasdaq Rule requires stockholder approval in connection with a transaction, other than a public offering, involving the sale or issuance by the Company of shares of Common Stock (or securities convertible into or exchangeable for shares of Common Stock) equal to 20% or more of the outstanding shares of Common Stock, or 20% or more of the voting power of the Company outstanding, before the issuance for a price that is less than the lower of (i) the closing price of the Common Stock immediately preceding the signing of the binding agreement for the issuance of such securities, or (ii) the average closing price of the Common Stock for the five (5) trading days immediately preceding the signing of such binding agreement.

The Board approved and recommended that the Company’s stockholders approve the issuance of 20% or more of the Company’s outstanding Common Stock under the Purchase Agreement in compliance with the Nasdaq Rule. In accordance with Rule 14c-2 under the Exchange Act, the approval of the Issuance is expected to become effective twenty (20) calendar days following the mailing of the Definitive Information Statement, or as soon thereafter as is reasonably practicable.

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A copy of the Purchase Agreement is set forth as Exhibit A to this Information Statement.

POTENTIAL CONSEQUENCES IF THE CORPORATE ACTIONS WERE NOT APPROVED

If the stockholders did not approve the issuance of shares of Common Stock under the Purchase Agreement, the Company would be unable to issue shares of Common Stock in excess of that number of shares representing 19.99% of the voting power or number of shares of Common Stock issued and outstanding immediately prior to the execution of the Purchase Agreement (the “Exchange Cap”) without stockholder approval under the Nasdaq Rule. As a result, the Company would be prevented from accessing the full amount of funding available under the Purchase Agreement.

The Board and management believe that the ability to utilize the full amount available under the Purchase Agreement is important to provide the Company with flexibility in implementing its business plans, enhancing liquidity, and ultimately generating value for stockholders. Without such approval, the Company would need to seek alternative financing arrangements, which may not be available on favorable terms, or at all, and which could result in higher costs or additional transaction expenses.

The net proceeds from sales, if any, under the Purchase Agreement, will depend on the frequency and prices at which we sell shares of our Common Stock to the Investor. To the extent we sell shares of Common Stock under the Purchase Agreement, we currently plan to use any proceeds therefrom to support the Company’s general corporate purposes, including working capital, strategic and other general corporate purposes. If the approval was not obtained, the Company’s ability to pursue these objectives would be significantly constrained, and its capacity to raise capital when needed could be adversely affected.

POTENTIAL ADVERSE EFFECTS OF THE CORPORATE ACTIONS

Potential Adverse Effects of the Issuance

Each share of Common Stock issuable to the Investor under the Purchase Agreement will have the same rights and privileges as the currently outstanding shares of Common Stock. While the issuance of these shares will not alter the rights of existing stockholders, such issuances will have a dilutive effect on existing stockholders by reducing their percentage ownership and voting power. This dilution may also have an economic impact on existing stockholders and could contribute to a decline in the market price of the Common Stock or greater price volatility.

Further, any sales of Common Stock by the Investor in the public market could adversely affect the prevailing market prices of the Common Stock. Under the Purchase Agreement, the Company has the right, but not the obligation, to direct the Investor to purchase shares of Common Stock (each such purchase, a “VWAP Purchase”) at a purchase price equal to 93% of the volume-weighted average price of the Common Stock over the prior three (3) trading days, including the date on which the Company directs such purchase (the “VWAP Purchase Date”). As a result, the Investor will acquire shares at a discount to prevailing market prices, which may create downward pressure on the market price of the Common Stock when such shares are resold. Any subsequent resales by the Investor may result in additional dilution to existing stockholders and could adversely impact the Company’s ability to raise capital on favorable terms in the future.

The shares of Common Stock issued to the Investor under the Purchase Agreement are being offered and sold in reliance upon the exemption from registration provided by Section 4(a)(2) of the Securities Act of 1933, as amended (the “Securities Act”), and/or Rule 506(b) of Regulation D promulgated thereunder. Subject to receipt of the requisite stockholder approval under the Nasdaq Rule (the “Shareholder Approval”), the Company has agreed to register the resale of such shares of Common Stock under a registration statement on Form S-1 (the “Initial Registration Statement”).

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Subject to receipt of the Shareholder Approval, the Company has agreed to file the Initial Registration Statement within 45 calendar days after execution of the Purchase Agreement and to use commercially reasonable efforts to cause it to become effective within 90 days after filing (or, if subject to full review by the SEC, 90 days plus an additional 45 days for each round of SEC comments).

The following table illustrates the potential dilutive impact if, after registration of the appropriate number of shares of Common Stock, we sold to the Investor shares of Common Stock pursuant to the Purchase Agreement, based on certain assumed average purchase prices. The table assumes the issuance of Common Stock up to the maximum aggregate purchase price of $50,000,000 under the Purchase Agreement. The actual number of shares issued, and the resulting dilution, will depend on the purchase price determined under the Purchase Agreement, which equals 93% of the volume-weighted average price of the Common Stock over the prior three (3) trading days, including the applicable VWAP Purchase Date.

Assumed Average Purchase Price Per Share		Number of Shares to be Issued if Full Purchase Without Giving Effect to the Beneficial Ownership Limitation (1)	Percentage of Outstanding Shares Issued After Giving Effect to the Issuance to the Investor (2)	Gross Proceeds from the Sale of Shares to the Investor under the Securities Purchase Agreement
$0.77	(3)	64,935,065	76.24%	$50,000,000

(1)	Our Certificate of Incorporation currently authorizes us to issue up to 225,000,000 shares of Common Stock, which we believe is sufficient to issue the maximum number of shares permissible under the Purchase Agreement.

(2)	The denominator is based on 20,234,993 shares of our Common Stock outstanding as of July 24, 2026, plus the number of shares set forth in the adjacent column that we would have issued or sold to the Investor, assuming the average purchase price in the first column. The numerator is based on the number of shares of our Common Stock issuable under the Purchase Agreement at the corresponding assumed average purchase price set forth in the first column. The number and percentage of shares of Common Stock issuable to the Investor upon full purchase under the Purchase Agreement does not give effect to the potential future issuance of shares of Common Stock pursuant to other outstanding securities convertible into or exercisable for Common Stock.

(3)	The assumed average purchase price per share, based on the closing price of the Common Stock of $0.77 on July 23, 2026.

However, because the purchase price per share of the Common Stock to be paid by the Investor will fluctuate based on the market prices of the Common Stock at the time we elect to sell shares of Common Stock to the Investor pursuant to the Purchase Agreement, if any, it is not possible for us to predict, as of the date of this Information Statement, the number of shares of Common Stock that we will sell to the Investor under the Purchase Agreement, the purchase price per share that the Investor will pay for the shares of Common Stock purchased from us under the Purchase Agreement, or the aggregate gross proceeds that we will receive from those purchases by the Investor under the Purchase Agreement. Because the number of shares of Common Stock that may be issued to the Investor pursuant to the Purchase Agreement will be determined based on the market price at the time of issuance, the exact magnitude of the dilutive effect cannot be conclusively determined, although it may be material to our existing stockholders.

NO APPRAISAL RIGHTS

Under the DGCL, the Certificate of Incorporation and Bylaws, the Company’s stockholders will not be entitled to appraisal rights with respect to the Corporate Actions, and we do not intend to independently provide stockholders with any such right.

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NO GOING PRIVATE TRANSACTION

The Board does not intend for any transaction in relation to the proposed Corporate Actions to be the first step in a series of plans or proposals of a “going private transaction” within the meaning of Rule 13e-3 of the Exchange Act.

INTERESTS OF CERTAIN PERSONS IN THE PROPOSAL

No director, executive officer, associate of any officer or director or executive officer, or any other person has any interest, direct or indirect, by security holdings or otherwise, in the approval of the Issuance referenced herein which is not shared by the majority of the stockholders.

COSTS OF THIS INFORMATION STATEMENT

We will pay all costs associated with the distribution of the Information Statement, including the costs of printing and mailing. We will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending this Information Statement to the beneficial owners of our Common Stock.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information regarding the beneficial ownership of our Common Stock as of the Record Date by:

●	each person, or group of affiliated persons, known by us to beneficially own more than 5% of our Common Stock;

●	each of our named executive officers;

●	each of our directors; and

●	all of our directors and named executive officers as a group.

The percentage ownership information shown in the table is based upon a total of 21,108,884 shares of Common Stock issued and outstanding as of the Record Date.

Information with respect to beneficial ownership has been furnished by each director, officer or beneficial owner of more than 5% of our Common Stock. We have determined beneficial ownership in accordance with the rules of the SEC. These rules generally attribute beneficial ownership of securities to persons who possess sole or shared voting power or investment power with respect to those securities. In addition, the rules include shares of Common Stock issuable pursuant to the exercise of stock options or warrants that are either immediately exercisable or exercisable on or before the date that is 60 days after the date of this Information Statement. These shares are deemed to be outstanding and beneficially owned by the person holding those options for the purpose of computing the percentage ownership of that person. Unless otherwise indicated, the persons or entities identified in this table have sole voting and investment power with respect to all shares shown as beneficially owned by them, subject to applicable community property laws.

For purposes of computing the percentage of outstanding shares of our Common Stock held by each holder or group of holders named above, any shares of Common Stock that such holder or holders has the right to acquire within sixty (60) days of the Record Date is deemed to be outstanding, but is not deemed to be outstanding for the purpose of computing the percentage ownership of any other holder. The inclusion herein of any shares of Common Stock listed as beneficially owned does not constitute an admission of beneficial ownership. Unless otherwise noted below, the address for each person or entity listed in the table is c/o AIxCrypto Holdings, Inc., 1990 E. Grand Ave., El Segundo, California 90245.

Name and Address of Beneficial Owner(1)	Number of Shares of Common Stock Beneficially Owned	Percentage of Common Stock Beneficially Owned		Percentage of Voting Power Beneficially Owned
5% Stockholders
Faraday Future Intelligent Electric Inc.	13,357,079	63.28%		63.28%
Yueting Jia(2)	1,780,944	7.79%		7.79%

Executive Officers and Directors
Kevin A. Richardson II, Co-Chief Executive Officer	-	*	%	*	%
Jiawei Wang(3), Co-Chief Executive Officer	89,047	*	%	*	%
Campbell Becher, President	-	*	%	*	%
Koti Meka, Chief Financial Officer and Executive Director	-	*	%	*	%
Kevin Chen, Director	-	*	%	*	%
Jie Sheng, Independent Chairman and Director	-	*	%	*	%
Chad Chen, Director	-	*	%	*	%
All directors and officers as a group (7 persons)	89,047	0.42%		0.42%

*	Less than 1%
(1)	Beneficial ownership information for the Company’s 5% stockholders, directors and named executive officers, including share amounts, percentages and the business address of each beneficial owner, to be provided by the Company prior to filing.
(2)	The beneficial ownership amount includes 33,163 shares of Class A common stock held directly and 1,747,781 shares of Class A common stock issuable upon conversion of 3,926 shares of Series B Convertible Preferred Stock. For purposes of calculating the holder’s ownership percentage, the shares issuable upon conversion of such preferred stock are deemed outstanding for such holder and are included in both the numerator and denominator of the calculation.
(3)	The beneficial ownership amount includes 1,658 shares of Class A common stock held directly and 87,389 shares of Class A common stock issuable upon conversion of 196 shares of Series B Convertible Preferred Stock. For purposes of calculating the holder’s ownership percentage, the shares issuable upon conversion of such preferred stock are deemed outstanding for such holder and are included in both the numerator and denominator of the calculation.

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DELIVERY OF INFORMATION TO A SHARED ADDRESS

If you and one or more stockholders share the same address, it is possible that only one Information Statement was delivered to your address. Any registered stockholder who wishes to receive a separate copy of the Information Statement at the same address now or in the future may mail a request to receive separate copies to the Company at 1990 E. Grand Ave., El Segundo, California 90245, Attn: Corporate Secretary, or call the Company at (760) 452-8111 and we will promptly deliver the Information Statement to you upon your request. Stockholders who received multiple copies of this Information Statement at a shared address and who wish to receive a single copy may direct their request to the same address.

This Information Statement is provided to the stockholders of the Company only for information purposes in connection with the Corporate Actions, in accordance with Rule 14c-2 of the Exchange Act. Please carefully read this Information Statement.

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS

This Information Statement contains forward looking statements that involve risks and uncertainties, principally in the section entitled “Potential Adverse Effects of the Corporate Actions.” All statements other than statements of historical fact contained in this Information Statement, including statements regarding future events, our future financial performance, business strategy and plans and objectives of management for future operations, are forward-looking statements. We have attempted to identify forward-looking statements by terminology including “anticipates,” “believes,” “can,” “continue,” “could,” “estimates,” “expects,” “intends,” “may,” “plans,” “potential,” “predicts,” “should,” or “will” or the negative of these terms or other comparable terminology. Although we do not make forward looking statements unless we believe we have a reasonable basis for doing so, we cannot guarantee their accuracy. These statements are only predictions and involve known and unknown risks, uncertainties and other factors, which may cause our or our industry’s actual results, levels of activity, performance or achievements expressed or implied by these forward-looking statements. Moreover, we operate in a very competitive and rapidly changing environment. New risks emerge from time to time and it is not possible for us to predict all risk factors, nor can we address the impact of all factors on our business or the extent to which any factor, or combination of factors, may cause our actual results to differ materially from those contained in any forward-looking statements. All forward-looking statements included in this document are based on information available to us on the date hereof, and we assume no obligation to update any such forward-looking statements.

You should not place undue reliance on any forward-looking statement, each of which applies only as of the date of this Information Statement. Before you invest in our securities, you should be aware that the occurrence of the events described in this Information Statement could negatively affect our business, operating results, financial condition and stock price. Except as required by law, we undertake no obligation to update or revise publicly any of the forward-looking statements after the date of this Information Statement to conform our statements to actual results or changed expectations.

WHERE YOU CAN FIND MORE INFORMATION

We are subject to the information and reporting requirements of the Exchange Act and in accordance with the Exchange Act, we file periodic reports, documents, and other information with the SEC relating to our business, financial statements, and other matters. Our SEC filings are available to the public on the SEC’s website at http://www.sec.gov.

As we obtained the requisite stockholder vote for the Corporate Actions described in this Information Statement upon delivery of written consents from the holders of a majority of our outstanding shares of Common Stock, WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY. This Information Statement is for informational purposes only. Please read this Information Statement carefully.

Dated: ____________, 2026

By Order of the Board of Directors

Jerry Wang, Chief Executive Officer

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EXHIBIT A

COMMON SHARES PURCHASE AGREEMENT

This COMMON SHARES PURCHASE AGREEMENT is made and entered into as of 6/16/2026 (this “Agreement”), by and between Gold King Arthur Holding Limited, a Hong Kong limited liability company (the “Investor”), and AIxCrypto Holdings, Inc., a Delaware corporation (the “Company”).

RECITALS

WHEREAS, the parties desire that, upon the terms and subject to the conditions and limitations set forth herein, the Company may issue and sell to the Investor, from time to time as provided herein, and the Investor shall purchase from the Company, up to the lesser of (i) $50,000,000 (the “Total Commitment”) in aggregate gross purchase price of duly authorized, validly issued, fully paid and non-assessable shares of common stock of the Company, par value $0.001 per share on the day of this Agreement (as may be adjusted, the “Common Shares”) and (ii) the Exchange Cap (to the extent applicable under Section 3.3); and

WHEREAS, such sales of Common Shares by the Company to the Investor will be made in reliance upon the provisions of Section 4(a)(2) (“Section 4(a)(2)”) of the Securities Act of 1933, as amended (the “Securities Act”) and/or Rule 506(b) of Regulation D promulgated by the Commission under the Securities Act (“Regulation D”), and upon such other exemption from the registration requirements of the Securities Act as may be available with respect to any or all of the issuances and sales of Common Shares by the Company to the Investor to be made hereunder.

NOW, THEREFORE, the parties hereto, intending to be legally bound, hereby agree as follows:

ARTICLE I

DEFINITIONS

Capitalized terms used in this Agreement shall have the meanings ascribed to such terms in Annex I hereto, and hereby made a part hereof, or as otherwise set forth in this Agreement.

ARTICLE II

PURCHASE AND SALE OF COMMON SHARES

Section 2.1 Purchase and Sale of Shares. Upon the terms and subject to the conditions of this Agreement, during the Investment Period, the Company, in its sole discretion, shall have the right, but not the obligation, to issue and sell to the Investor, and the Investor shall purchase from the Company, up to the lesser of (i) the Total Commitment and (ii) the Exchange Cap, to the extent applicable under Section 3.3 (such lesser amount of Common Shares, the “Aggregate Limit”), by the delivery to the Investor of VWAP Purchase Notices as provided in Article III.

Section 2.2 Closing Date; VWAP Purchase Share Delivery Date. This Agreement shall become effective and binding upon (a) the delivery of counterpart signature pages of this Agreement executed by each of the parties hereto, and (b) the delivery of all other documents, instruments and writings required to be delivered pursuant to this Agreement, as provided in Section 7.1 at or prior to 9:30 a.m. New York City time on the Closing Date (the “Closing”). In consideration of and in express reliance upon the representations, warranties and covenants contained in, and upon the terms and subject to the conditions of, this Agreement, during the Investment Period, the Company, at its sole option and discretion, may issue and sell to the Investor, and, if the Company elects to so issue and sell, the Investor shall purchase from the Company, the Shares in respect of each VWAP Purchase. The delivery of Shares in respect of each VWAP Purchase, and the payment for such Shares, shall occur in accordance with Section 3.2, provided that all of the conditions precedent in Article VII shall have been fulfilled at the applicable times set forth in Article VII.

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Section 2.3 Initial Public Announcements and Required Filings. The Company shall, after the Closing but not later than 5:30 p.m., New York City time, on the Trading Day after the date of this Agreement, file with the Commission a Current Report on Form 8-K disclosing the execution of this Agreement by the Company and the Investor (including any exhibits thereto, the “Current Report”). The Company shall provide the Investor and its legal counsel a reasonable opportunity to comment on a draft of the Current Report prior to filing the Current Report with the Commission and shall give due consideration to all such comments. From and after the filing of the Current Report with the Commission, the Company shall publicly disclose all material, nonpublic information delivered to the Investor (or the Investor’s representatives or agents) by the Company or any of its Subsidiaries, or any of their respective officers, directors, employees, agents or representatives (if any) in connection with the transactions contemplated by the Transaction Documents. The Company shall use its reasonable best efforts to prepare and file with the Commission the Initial Registration Statement and any New Registration Statement covering only the resale by the Investor of the Registrable Securities in accordance with the Securities Act and Section 6.3 below. At or before 5:30 p.m. (New York City time) on the second (2nd) Trading Day immediately following the Effective Date of the Initial Registration Statement and any New Registration Statement (or any post-effective amendment thereto), the Company shall use its reasonable best efforts to file with the Commission in accordance with Rule 424(b) under the Securities Act the final Prospectus to be used in connection with sales pursuant to such Registration Statement (or post-effective amendment thereto).

ARTICLE III

PURCHASE TERMS

Subject to the satisfaction of the conditions set forth in Article VII, the parties agree as follows:

Section 3.1 VWAP Purchases. Upon the initial satisfaction of all of the conditions set forth in Section 7.1 (the “Commencement”) and the date of initial satisfaction of all of such conditions, the “Commencement Date”) and from time to time thereafter during the Investment Period, subject to the satisfaction of all of the conditions set forth in Section 7.2, the Company shall have the right, but not the obligation, to direct the Investor, by its timely delivery to the Investor of a VWAP Purchase Notice, in substantially the form attached hereto as Exhibit A, after 6:00 a.m., New York City time, but prior to 9:30 a.m., New York City time, on a VWAP Purchase Date, to purchase a number of Common Shares equal to the VWAP Purchase Share Request at the applicable VWAP Purchase Price therefor on such VWAP Purchase Date in accordance with this Agreement (each such purchase, a “VWAP Purchase”). In addition, the Investor may, in its sole discretion, accept a VWAP Purchase Notice after 9:30 a.m., New York City time, on a VWAP Purchase Date, provided that such acceptance, once provided, shall be irrevocable and binding and the Company’s obligation to deliver the shares that are the subject of such VWAP Purchase Notice shall be binding; provided that, if the Investor does not accept a VWAP Purchase Notice that is delivered after 9:30 a.m., New York City time, such VWAP Purchase Notice shall be deemed to be null and void. The Investor may also, in its sole discretion, accept additional VWAP Purchase Notices within a Trading Day, in which case any prior VWAP Purchase Notice accepted by the Investor in such Trading Day shall be null, void, superseded and replaced in its entirety by such subsequent VWAP Purchase Notice. The Company may timely deliver a VWAP Purchase Notice to the Investor as often as every Trading Day (and may deliver multiple VWAP Purchase Notices in any given day, it being understood that a subsequent VWAP Purchase Notice will supersede and replace all earlier VWAP Purchase Notices delivered within the same Trading Day in their entirety), so long as all Shares subject to all prior VWAP Purchases theretofore required to have been received by the Investor as DWAC Shares under this Agreement have been delivered to the Investor as DWAC Shares in accordance with this Agreement. The Investor is obligated to accept each VWAP Purchase Notice prepared and delivered by the Company in accordance with the terms of and subject to the satisfaction of the conditions contained in this Agreement. If the Company delivers any VWAP Purchase Notice directing the Investor to purchase a number of Shares that is in excess of the applicable VWAP Purchase Share Amount, such VWAP Purchase Notice shall be void ab initio to the extent of the amount by which the number of shares set forth in such VWAP Purchase Notice exceeds such applicable VWAP Purchase Share Amount, and the Investor shall have no obligation to purchase such excess Shares in respect of such VWAP Purchase Notice; provided, however, that the Investor shall remain obligated to purchase the applicable VWAP Purchase Share Amount in such VWAP Purchase. On the second (2nd) Trading Day following the applicable VWAP Purchase Date (the “VWAP Purchase Share Delivery Date”), the Company shall issue to the Investor a number of DWAC Shares equal to the VWAP Purchase Share Amount for such VWAP Purchase. In addition, it is acknowledged and agreed that the Company may not deliver any additional VWAP Purchase Notice to the Investor until all Shares subject to a VWAP Purchase, and all Shares subject to all prior VWAP Purchase Notices, have been received by the Investor as DWAC Shares in accordance with this Agreement. At or prior to 5:30 p.m., New York City time, on the VWAP Purchase Date for each VWAP Purchase, the Investor shall provide to the Company a written confirmation for such VWAP Purchase (each, a “VWAP Purchase Confirmation~~”~~) setting forth the applicable VWAP Purchase Price per Share to be paid by the Investor in such VWAP Purchase, and the total aggregate VWAP Purchase Price to be paid by the Investor for the total VWAP Purchase Share Amount purchased by the Investor in such VWAP Purchase. Notwithstanding the foregoing, the Company shall not deliver any VWAP Purchase Notices to the Investor during the Post-Effective Amendment Period.

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Section 3.2 Payment and Settlement. For each VWAP Purchase, the gross purchase price for the Shares shall be an amount in cash equal to the product of (a) the applicable VWAP Purchase Share Amount and (b) the applicable VWAP Purchase Price for such Shares (the “VWAP Purchase Amount”). The Investor shall be entitled to retain from the VWAP Purchase Amount, as a transaction fee in respect of such VWAP Purchase, an amount equal to three percent (3.0%) of the VWAP Purchase Amount (the “Draw Fee”), and shall pay to the Company the remaining ninety-seven percent (97%) of the VWAP Purchase Amount (the “Net Settlement Amount”) as full payment for such Shares purchased by the Investor in such VWAP Purchase, via wire transfer of immediately available funds, not later than 5:00 p.m., New York City time, on the Trading Day immediately following the applicable VWAP Purchase Share Delivery Date for such VWAP Purchase, provided the Investor shall have timely received, as DWAC Shares, all of such Shares purchased by the Investor in such VWAP Purchase on such VWAP Purchase Share Delivery Date in accordance with the first sentence of this Section 3.2. If the Investor fails to pay the Net Settlement Amount when due, the Investor will return the DWAC Shares to the Company. If the Company or the Transfer Agent shall fail for any reason to deliver to the Investor, as DWAC Shares, any Shares purchased by the Investor in a VWAP Purchase prior to 4:30 p.m., New York City time, on the Trading Day immediately following the applicable VWAP Purchase Share Delivery Date for such VWAP Purchase, and if after such Trading Day the Investor purchases (in an open market transaction or otherwise) Common Shares to deliver in satisfaction of a sale by the Investor of such Shares that the Investor anticipated receiving from the Company on such VWAP Purchase Share Delivery Date in respect of such VWAP Purchase, then the Company shall, within one (1) Trading Day after the Investor’s request, either (i) pay cash to the Investor in an amount equal to the Investor’s total purchase price (including brokerage commissions, if any) for the Common Shares so purchased (the “Cover Price”), at which point the Company’s obligation to deliver such Shares as DWAC Shares shall terminate, or (ii) promptly honor its obligation to deliver to the Investor such Shares as DWAC Shares and pay cash to the Investor in an amount equal to the excess (if any) of the Cover Price over the Net Settlement Amount; provided, that Investor agrees to use its commercially reasonable efforts to purchase Common Shares in respect of the Cover Price only in normal brokerage transactions at the prevailing price per Common Share then available. The Company shall not issue any fraction of a share of Common Shares to the Investor in connection with any VWAP Purchase effected pursuant to this Agreement. If the issuance would result in the issuance of a Common Share, the Company shall round such fraction of a share of Common Shares up to the nearest whole share. All payments to be made by the Investor pursuant to this Agreement shall be made by wire transfer of immediately available funds in United States dollars to such account as the Company may from time to time designate by written notice to the Investor in accordance with the provisions of this Agreement. The Investor acknowledges and agrees that it is purchasing the Shares solely as principal for its own account and not as a broker, dealer, agent or fiduciary for any other Person. The parties acknowledge and agree that the Draw Fee represents an adjustment to the net economic terms on which the Investor acquires the Shares as principal (economically equivalent to an additional discount to the purchase price), is retained by the Investor in its capacity as principal, and does not constitute, and shall not be deemed to constitute, a commission, brokerage fee, underwriting fee or other transaction-based compensation for effecting or inducing any securities transaction for the account of any other Person. Nothing in this Agreement, including the retention of the Draw Fee, requires the Investor to register as a broker or dealer under Section 15(a) of the Exchange Act, and the Investor shall remain a “trader” as described in Section 5.38.

Section 3.3 Compliance with Rules of Principal Market.

(a) Exchange Cap. The Company shall not issue or sell any Common Shares pursuant to this Agreement, and the Investor shall not purchase or acquire any Common Shares pursuant to this Agreement, to the extent that after giving effect thereto, the aggregate number of Common Shares that would be issued pursuant to this Agreement and the transactions contemplated hereby would exceed such number of Common Shares representing 19.99% of the voting power of the Common Shares1, issued and outstanding immediately prior to the execution of this Agreement, which number of shares shall be reduced, on a share-for-share basis, by the number of Common Shares issued or issuable pursuant to any transaction or series of transactions that may be aggregated with the transactions contemplated by this Agreement under applicable rules of the Principal Market (such maximum number of shares, the “Exchange Cap”), unless the Company’s shareholders have approved (i) the issuance of Common Shares pursuant to this Agreement in excess of the Exchange Cap in accordance with the applicable rules of the Principal Market, and (ii) if applicable, any amendment to the Company’s certificate of incorporation, as amended, to increase the number of authorized Common Shares (the “Charter Amendment”), which would result in the Company having a sufficient number of authorized and unreserved Common Shares to satisfy its obligation to reserve for issuance under Section 5.5 below (collectively, the “Shareholder Approval”), and such Shareholder Approval has taken effect.

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(b) Shareholder Approval and Information Statement. The Company shall use its reasonable best efforts to seek Shareholder Approval as soon as practicable after the Closing Date, but no later than forty-five (45) days after the Closing Date, and if Shareholder Approval is not obtained during such period, to continue using reasonable best efforts seeking Shareholder Approval every forty-five (45) days thereafter until Shareholder Approval is obtained. Once Shareholder Approval is obtained, Company will file a Preliminary Information Statement on Schedule 14C within thirty (30) days of receiving Shareholder Approval and file a Definitive Information Statement on Schedule 14C ten (10) days following the filing of the Preliminary Information Statement on Schedule 14C.

(c) General. The Company shall not issue or sell any Common Shares pursuant to this Agreement if such issuance or sale would reasonably be expected to result in (A) a violation of the Securities Act or (B) a breach of the rules of the Principal Market.

Section 3.4 Beneficial Ownership Limitation. Notwithstanding anything to the contrary contained in this Agreement, the Investor shall not be obligated to purchase or acquire, and shall not purchase or acquire, any Common Shares under this Agreement which, when aggregated with all other Common Shares then beneficially owned by the Investor and its affiliates (as calculated pursuant to Section 13(d) of the Exchange Act and Rule 13d-3 promulgated thereunder), would result in the beneficial ownership by the Investor and its affiliates (on an aggregated basis) of more than 9.99% of the outstanding voting power or number of Common Shares (the “Beneficial Ownership Limitation”). Upon the written request of the Investor, the Company shall promptly (but not later than the next business day on which the Transfer Agent is open for business) confirm orally or in writing to the Investor the number of Common Shares then outstanding. The Investor and the Company shall each cooperate in good faith in the determinations required under this Section 3.4 and the application of this Section 3.4. The Investor’s written certification to the Company of the applicability of the Beneficial Ownership Limitation, and the resulting effect thereof hereunder at any time, shall be conclusive with respect to the applicability thereof and such result absent manifest error.

ARTICLE IV

REPRESENTATIONS, WARRANTIES AND COVENANTS OF THE INVESTOR

The Investor hereby makes the following representations, warranties and covenants to the Company:

Section 4.1 Organization and Standing of the Investor. The Investor is a company limited by shares duly incorporated and in good standing under the laws of Hong Kong.

Section 4.2 Authorization and Power. The Investor has the requisite corporate power and authority to enter into and perform its obligations under this Agreement and to purchase or acquire the Shares in accordance with the terms hereof. The execution, delivery and performance by the Investor of this Agreement and the consummation by it of the transactions contemplated hereby have been duly authorized by all necessary action, and no further consent or authorization of the Investor or its members is required. This Agreement has been duly executed and delivered by the Investor and constitutes a valid and binding obligation of the Investor enforceable against it in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, liquidation, conservatorship, receivership, or similar laws relating to, or affecting generally the enforcement of, creditor’s rights and remedies or by other equitable principles of general application (including any limitation of equitable remedies).

Section 4.3 No Conflicts. The execution, delivery and performance by the Investor of this Agreement and the consummation by the Investor of the transactions contemplated hereby do not and shall not (i) result in a violation of such Investor’s applicable organizational instruments, (ii) conflict with, constitute a default (or an event which, with notice or lapse of time or both, would become a default) under, or give rise to any rights of termination, amendment, acceleration or cancellation of, any material agreement, mortgage, deed of trust, indenture, note, bond, license, lease agreement, instrument or obligation to which the Investor is a party or is bound, or (iii) result in a violation of any federal, state, local or foreign statute, rule, or regulation, or any order, judgment or decree of any court or governmental agency applicable to the Investor or by which any of its properties or assets are bound or affected, except, in the case of clauses (ii) and (iii), for such conflicts, defaults, terminations, amendments, acceleration, cancellations and violations as would not, individually or in the aggregate, prohibit or otherwise interfere with, in any material respect, the ability of the Investor to enter into and perform its obligations under this Agreement. The Investor is not required under any applicable federal, state or local law, rule or regulation to obtain any consent, authorization or order of, or make any filing or registration with, any court or governmental agency in order for it to execute, deliver or perform any of its obligations under this Agreement or to purchase or acquire the Shares in accordance with the terms hereof; provided, however, that for purposes of the representation made in this sentence, the Investor is assuming and relying upon the accuracy of the relevant representations and warranties and the compliance with the relevant covenants and agreements of the Company in the Transaction Documents to which it is a party.

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Section 4.4 Investment Purpose. The Investor is acquiring the Shares for its own account, for investment purposes and not with a view towards, or for resale in connection with, the public sale or distribution thereof, in violation of the Securities Act or any applicable state securities laws; provided, however, that by making the representations herein, the Investor does not agree, or make any representation or warranty, to hold any of the Shares for any minimum or other specific term and reserves the right to dispose of the Shares at any time in accordance with, or pursuant to, a registration statement filed pursuant to this Agreement or an applicable exemption under the Securities Act. The Investor does not presently have any agreement or understanding, directly or indirectly, with any Person to sell or distribute any of the Shares. The Investor is acquiring the Shares hereunder in the ordinary course of its business.

Section 4.5 Accredited Investor Status. The Investor is an “accredited investor” as that term is defined in Rule 501(a) of Regulation D.

Section 4.6 Reliance on Exemptions. The Investor understands that the Shares are being offered and sold to it in reliance on specific exemptions from the registration requirements of U.S. federal and state securities laws and that the Company is relying in part upon the truth and accuracy of, and the Investor’s compliance with, the representations, warranties, agreements, acknowledgments and understandings of the Investor set forth herein in order to determine the availability of such exemptions and the eligibility of the Investor to acquire the Shares.

Section 4.7 Information. All materials relating to the business, financial condition, management and operations of the Company and its Subsidiaries and Affiliates, and materials relating to the offer and sale of the Shares which have been requested by the Investor have been furnished or otherwise made available (including through filing with or furnishing to the Commission) to the Investor or its advisors, including, without limitation, the Commission Documents and other documents filed with or furnished to the Commission by Affiliates of the Company. The Investor understands that its investment in the Shares involves a high degree of risk. The Investor is able to bear the economic risk of an investment in the Shares and has such knowledge and experience in financial and business matters that it is capable of evaluating the merits and risks of a proposed investment in the Shares. The Investor and its advisors have been afforded the opportunity to ask questions of and receive answers from representatives of the Company concerning the financial condition and business of the Company and its Affiliates, and other matters relating to an investment in the Shares. Neither such inquiries nor any other due diligence investigations conducted by the Investor or its advisors, if any, or its representatives shall modify, amend or affect the Investor’s right to rely on the Company’s representations and warranties contained in this Agreement or in any other Transaction Document to which the Company is a party or the Investor’s right to rely on any other document or instrument executed and/or delivered in connection with this Agreement or the consummation of the transaction contemplated hereby. The Investor has sought such accounting, legal and tax advice as it has considered necessary to make an informed investment decision with respect to its acquisition of the Shares. The Investor understands that it (and not the Company) shall be responsible for its own tax liabilities that may arise as a result of this investment or the transactions contemplated by this Agreement.

Section 4.8 No Governmental Review. The Investor understands that no United States federal or state agency or any other government or governmental agency has passed on or made any recommendation or endorsement of the Shares or the fairness or suitability of the investment in the Shares nor have such authorities passed upon or endorsed the merits of the offering of the Shares.

Section 4.9 No General Solicitation. The Investor is not purchasing or acquiring the Shares as a result of any form of general solicitation or general advertising (within the meaning of Regulation D) in connection with the offer or sale of the Shares.

Section 4.10 Not an Affiliate. The Investor is not an officer, director or an Affiliate of the Company. During the Investment Period, the Investor will not acquire for its own account any Common Shares or securities exercisable for or convertible into Common Shares, other than pursuant to this Agreement; provided, however, that nothing in this Agreement shall prohibit or be deemed to prohibit the Investor from purchasing, in an open market transaction or otherwise, Common Shares necessary to make delivery by the Investor in satisfaction of a sale by the Investor of Shares that the Investor anticipated receiving from the Company in connection with the settlement of a VWAP Purchase if the Company or its transfer agent shall have failed for any reason (other than a failure of Investor or its Broker-Dealer (as defined below) to set up a DWAC and required instructions) to electronically transfer all of the Shares subject to such VWAP Purchase to the Investor on the applicable VWAP Purchase Share Delivery Date by crediting the Investor’s or its designated Broker-Dealer’s account at DTC through its DWAC delivery system in compliance with Section 3.2 of this Agreement. For the avoidance of doubt, the foregoing restriction does not apply to any affiliate of the Investor, provided that any such purchases do not cause the Investor to violate any applicable Exchange Act requirement, including Regulation M.

Section 4.11 No Prior Short Sales. At no time prior to the date of this Agreement has the Investor, its members, any of their respective officers, or any entity managed or controlled by the Investor or its members, engaged in or effected, in any manner whatsoever, directly or indirectly, for its own principal account, any (i) “short sale” (as such term is defined in Rule 200 of Regulation SHO of the Exchange Act) of the Common Shares or (ii) hedging transaction, which establishes a net short position with respect to the Common Shares that remains in effect as of the date of this Agreement.

Section 4.12 Statutory Underwriter Status. The Investor acknowledges that it will be disclosed as an “underwriter” and a “selling shareholder” in each Registration Statement and in any Prospectus contained therein to the extent required by applicable law and to the extent the Prospectus is related to the resale of Registrable Securities.

Section 4.13 Resales of Shares. The Investor represents, warrants and covenants that it will resell such Shares only pursuant to the Registration Statement in which the resale of such Shares is registered under the Securities Act, in a manner described under the caption “Plan of Distribution” in such Registration Statement, and in a manner in compliance with all applicable U.S. federal and state securities laws, rules and regulations.

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ARTICLE V

REPRESENTATIONS, WARRANTIES AND COVENANTS OF THE COMPANY

The Company hereby makes the following representations, warranties and covenants to the Investor:

Section 5.1 Organization, Good Standing and Power. The Company and each of its Subsidiaries are duly organized, validly existing and in good standing (to the extent such concept is available) under the laws of their respective jurisdictions of organization. The Company and each of its Subsidiaries are duly licensed or qualified as a foreign corporation for transaction of business and in good standing under the laws of each other jurisdiction in which their respective ownership or lease of property or the conduct of their respective businesses requires such license or qualification, and have all corporate power and authority necessary to own or hold their respective properties and to conduct their respective businesses as described in the Commission Documents, except where the failure to be so qualified or in good standing or have such power or authority would not, individually or in the aggregate, have a material adverse effect or would reasonably be expected to have a material adverse effect on or affecting the assets, business, operations, earnings, properties, condition (financial or otherwise), prospects, shareholders’ equity or results of operations of the Company and its Subsidiaries taken as a whole, or prevent or materially interfere with consummation of the transactions contemplated hereby (a “Material Adverse Effect”).

Section 5.2 Subsidiaries. The subsidiaries described in the Company’s most recent Annual Report on Form 10-K (collectively, the “Subsidiaries”), are the Company’s only significant subsidiaries (as such term is defined in Rule 1-02 of Regulation S-X promulgated by the Commission). Except as set forth in the Commission Documents, the Company owns, directly or indirectly, all of its equity interests in the Subsidiaries free and clear of any lien, charge, security interest, encumbrance or other restriction, and all its equity interests in the Subsidiaries are validly issued and are fully paid, nonassessable.

Section 5.3 Authorization, Enforcement. The Company has the requisite corporate power and authority to enter into and perform its obligations under each of the Transaction Documents to which it is a party and to issue the Shares in accordance with the terms hereof and thereof. Except for approvals of the Company’s Board of Directors or a committee thereof and the Shareholder Approval as may be required in connection with any issuance and sale of Shares to the Investor hereunder (which approvals shall be obtained prior to the delivery of any VWAP Purchase Notice), the execution, delivery and performance by the Company of each of the Transaction Documents to which it is a party and the consummation by it of the transactions contemplated hereby and thereby have been duly and validly authorized by all necessary corporate action, and no further consent or authorization of the Company, its Board of Directors or its shareholders is required. Each of the Transaction Documents to which the Company is a party has been duly executed and delivered by the Company and constitutes a valid and binding obligation of the Company enforceable against the Company in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, liquidation, conservatorship, receivership or similar laws relating to, or affecting generally the enforcement of, creditor’s rights and remedies or by other equitable principles of general application (including any limitation of equitable remedies).

Section 5.4 Capitalization. The Company has a capitalization as set forth in the Commission Documents (as applicable) as of the dates thereof. Except as set forth in the Commission Documents, this Agreement, there are no (i) agreements or arrangements under which the Company is obligated to register the sale of any securities under the Securities Act or (ii) Common Shares that are entitled to preemptive rights. Except for customary transfer restrictions contained in agreements entered into by the Company to sell restricted securities or as set forth in the Commission Documents, the Company is not a party to, and it has no knowledge of, any agreement restricting the voting or transfer of any shares of the capital stock of the Company. Except as set forth in the Commission Documents, there are no securities or instruments containing anti-dilution or similar provisions that will be triggered by this Agreement or any of the other Transaction Documents or the consummation of the transactions described herein or therein. The Company has filed with the Commission true and correct copies of the Company’s certificate of incorporation, as amended, as in effect on the Closing Date, and the Company’s by-laws as in effect on the Closing Date.

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Section 5.5 Issuance of Shares. The Shares, if and when issued and sold against payment therefor in accordance with this Agreement, shall be validly issued and outstanding, fully paid and non-assessable and free from all liens, charges, taxes, security interests, encumbrances, rights of first refusal, preemptive or similar rights and other encumbrances with respect to the issue thereof, and the Investor shall be entitled to all rights accorded to a holder of Common Shares. At or prior to Commencement, the Company shall have duly authorized and reserved 55,000,000 (fifty-five million) Common Shares (such share amount, the “Share Cap”) for issuance and sale as Shares to the Investor pursuant to VWAP Purchases that may be effected by the Company, in its sole discretion, from time to time from and after the Commencement Date, pursuant to this Agreement.

Section 5.6 No Conflicts. The execution, delivery and performance by the Company of each of the Transaction Documents to which it is a party and the consummation by the Company of the transactions contemplated hereby and thereby do not and shall not (i) result in a violation of any provision of the Company’s certificate of incorporation, as amended, or by-laws, (ii) conflict with or constitute a material default (or an event which, with notice or lapse of time or both, would become a material default) under, or give rise to any rights of termination, amendment, acceleration or cancellation of, any material agreement, mortgage, deed of trust, indenture, note, bond, license, instrument or obligation to which the Company or any of its Subsidiaries is a party or is bound, (iii) result in a violation of any federal, state, local or other foreign statute, rule, regulation, order, judgment or decree applicable to the Company or any of its Subsidiaries (including federal and state securities laws and regulations and the rules and regulations of the Principal Market or applicable Principal Market), except, in the case of clauses (ii) and (iii), for such conflicts, defaults, terminations, amendments, acceleration, cancellations, liens, charges, encumbrances and violations as would not, individually or in the aggregate, reasonably be expected to result in a Material Adverse Effect or that have been waived. Except as specifically contemplated by this Agreement and as required under the Securities Act, any applicable state securities laws and applicable rules of the Principal Market, the Company is not required under any federal, state or local rule or regulation to obtain any consent, authorization or order of, or make any filing or registration with, any court or governmental agency in order for it to execute, deliver or perform any of its obligations under the Transaction Documents to which it is a party, or to issue the Shares to the Investor in accordance with the terms hereof and thereof (other than such consents, authorizations, orders, filings or registrations as have been obtained or made prior to the Closing Date); provided, however, that, for purposes of the representation made in this sentence, the Company is assuming and relying upon the accuracy of the representations and warranties of the Investor in this Agreement and the compliance by it with its covenants and agreements contained in this Agreement.

Section 5.7 Commission Documents, Financial Statements; Disclosure Controls and Procedures; Internal Controls Over Financial Reporting; Accountants.

(a) Since January 1, 2024, the Company has filed (giving effect to permissible extensions in accordance with Rule 12b-25 under the Exchange Act) all filings required to be filed with or furnished to the Commission by the Company under the Securities Act or the Exchange Act, including those required to be filed with or furnished to the Commission under Section 13(a) or Section 15(d) of the Exchange Act, except as follows: the Company (then operating under the name Qualigen Therapeutics, Inc.) filed a Form 12b-25 Notification of Late Filing on April 1, 2025 with respect to its Annual Report on Form 10-K for the fiscal year ended December 31, 2024 (the “2024 Form 10-K”), which was delayed to allow the Company sufficient time to complete its customary accounting and internal control processes and procedures. In connection with such late filing, on April 24, 2025, the Company received a notice from Nasdaq notifying the Company that it was not in compliance with Nasdaq Listing Rule 5250(c), which requires listed companies to timely file all required periodic reports with the Commission. As previously disclosed, pursuant to a Nasdaq Hearings Panel decision dated December 2, 2024, the Company is subject to a Discretionary Panel Monitor through December 2, 2025 pursuant to Nasdaq Listing Rule 5815(d)(4)(A) (the “Panel Monitor”), which requires Nasdaq staff to issue a Delist Determination Letter in the event the Company fails to maintain compliance during such monitoring period. The Company timely appealed the Nasdaq delisting determination and has subsequently filed the 2024 Form 10-K and regained compliance with Nasdaq Listing Rule 5250(c). Notwithstanding the foregoing, as of the date hereof, the Company has not yet filed the Part III information required to be included in, or incorporated by reference into, the 2025 Form 10-K (or an amendment thereto on Form 10-K/A), which information remains outstanding. As of its filing date, each Commission Document filed with or furnished to the Commission prior to the Closing Date complied in all material respects with the requirements of the Securities Act or the Exchange Act, as applicable. Each Registration Statement, on the date it is filed with the Commission, on the date it is declared effective by the Commission and on each VWAP Purchase Date shall comply in all material respects with the requirements of the Securities Act (including, without limitation, Rule 415 under the Securities Act) and shall not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading, except that this representation and warranty shall not apply to statements in or omissions from such Registration Statement made in reliance upon and in conformity with information relating to the Investor furnished to the Company in writing by or on behalf of the Investor expressly for use therein. The Prospectus and each Prospectus Supplement required to be filed pursuant to this Agreement after the Closing Date, when taken together, on its date and on each VWAP Purchase Date shall comply in all material respects with the requirements of the Securities Act (including, without limitation, Rule 424(b) under the Securities Act) and shall not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading, except that this representation and warranty shall not apply to statements in or omissions from the Prospectus or any Prospectus Supplement made in reliance upon and in conformity with information relating to the Investor furnished to the Company in writing by or on behalf of the Investor expressly for use therein. Nothing has come to the attention of the Company that has caused the Company to believe that the statistical, demographic and market-related data included in the Registration Statement and Prospectus are not based on or derived from sources that are reliable and accurate in all material respects. The Commission has not issued any stop order or other order suspending the effectiveness of any registration statement filed by the Company under the Securities Act or the Exchange Act.

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(b) The consolidated financial statements of the Company included or incorporated by reference in the Commission Documents, together with the related notes and schedules, present fairly, in all material respects, the consolidated financial position of the Company and its then consolidated subsidiaries as of the dates indicated, and the consolidated results of operations, cash flows and changes in shareholders’ equity of the Company and its then consolidated subsidiaries for the periods specified and have been prepared in all material respects in compliance with the published requirements of the Securities Act and the Exchange Act, as applicable, and in conformity with generally accepted accounting principles in the United States (“GAAP”) applied on a consistent basis. The pro forma condensed combined financial statements and the pro forma combined financial statements and any other pro forma financial statements or data included or incorporated by reference in the Commission Documents comply with the requirements of Regulation S-X of the Securities Act, including, without limitation, Article 11 thereof, and the assumptions used in the preparation of such pro forma financial statements and data are reasonable, the pro forma adjustments used therein are appropriate to give effect to the circumstances referred to therein and the pro forma adjustments have been properly applied to the historical amounts in the compilation of those statements and data. The other financial and statistical data with respect to the Company and the Subsidiaries contained or incorporated by reference in the Commission Documents, if any, are accurately and fairly presented and prepared on a basis consistent with the financial statements and books and records of the Company. There are no financial statements (historical or pro forma) that are required to be included or incorporated by reference in the Commission Documents that are not included or incorporated by reference as required. The Company and the Subsidiaries do not have any material liabilities or obligations, direct or contingent (including any off-balance sheet obligations or any “variable interest entities” as that term is used in Accounting Standards Codification Paragraph 810-10-25-20), not described in Commission Documents which are required to be described in the Commission Documents. All disclosures contained or incorporated by reference in the Commission Documents, if any, regarding “non-GAAP financial measures” (as such term is defined by the rules and regulations of the Commission) comply in all material respects with Regulation G of the Exchange Act and Item 10 of Regulation S-K under the Securities Act, to the extent applicable. The interactive data in eXtensible Business Reporting Language included in the Commission Documents fairly presents the information called for in all material respects and has been prepared in accordance with the Commission’s rules and guidelines applicable thereto.

(c) Each of WithumSmith+Brown, PC and Baker Tilly US, LLP (collectively, the “Accountants”), whose reports on the consolidated financial statements of the Company as of and for the year ended December 31, 2024 and 2023, respectively, included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2024, is and, during the periods covered by their respective reports, was an independent public accounting firm within the meaning of the Securities Act and the Public Company Accounting Oversight Board (United States). To the Company’s knowledge, each of the Accountants is not in violation of the auditor independence requirements of the Sarbanes-Oxley Act of 2002 (the “Sarbanes-Oxley Act”) with respect to the Company.

(d) There is and has been no failure on the part of the Company or any of the Company’s directors or officers, in their capacities as such, to comply in all material respects with any applicable provisions of the Sarbanes-Oxley Act and the rules and regulations promulgated thereunder. Each of the principal executive officer and the principal financial officer of the Company (or each former principal executive officer of the Company and each former principal financial officer of the Company as applicable) has made all certifications required by Sections 302 and 906 of the Sarbanes-Oxley Act with respect to all reports, schedules, forms, statements and other documents required to be filed by it or furnished by it to the Commission. For purposes of the preceding sentence, “principal executive officer” and “principal financial officer” shall have the meanings given to such terms in the Sarbanes-Oxley Act. The Company and the Subsidiaries maintain and keep accurate books and records reflecting their assets and maintain internal accounting controls in a manner designed to provide reasonable assurance regarding the reliability of the Company’s financial reporting and the preparation of financial statements by the Company for external purposes in accordance with generally accepted accounting principles and including those policies and procedures that (i) pertain to the maintenance of records that in reasonable detail accurately and fairly reflect the transactions and dispositions of the assets of the Company, (ii) provide reasonable assurance that transactions are recorded as necessary to permit the preparation of the Company’s consolidated financial statements in accordance with generally accepted accounting principles, (iii) that receipts and expenditures of the Company are being made only in accordance with management’s and the Company’s directors’ authorization, and (iv) provide reasonable assurance regarding prevention or timely detection of unauthorized acquisition, use or disposition of the Company’s assets that could have a material effect on its financial statements. The Company and the Subsidiaries maintain such controls and other procedures, including, without limitation, those required by Sections 302 and 906 of the Sarbanes-Oxley Act, and the applicable regulations thereunder that are designed to ensure that information required to be disclosed by the Company in the reports that it files or submits under the Exchange Act is recorded, processed, summarized and reported, within the time periods specified in the Commission’s rules and forms, including, without limitation, controls and procedures designed to ensure that information required to be disclosed by the Company in the reports that it files or submits under the Exchange Act is accumulated and communicated to the Company’s management, including its principal executive officer and principal financial officer, or persons performing similar functions, as appropriate to allow timely decisions regarding required disclosure and to ensure that material information relating to the Company or the Subsidiaries is made known to them by others within those entities, particularly during the period in which such periodic reports are being prepared.

Section 5.8 No Material Adverse Effect. Subsequent to the respective dates as of which information is given in the Commission Documents (including any document deemed incorporated by reference therein), there has not been any Material Adverse Effect or the occurrence of any development that the Company reasonably expects will result in a Material Adverse Effect.

Section 5.9 No Material Defaults. Neither the Company nor any of its Subsidiaries has defaulted on any installment on indebtedness for borrowed money or on any rental on one or more long-term leases, which defaults, individually or in the aggregate, would have a Material Adverse Effect. The Company has not filed a report pursuant to Section 13(a) or 15(d) of the Exchange Act indicating that it (i) has failed to pay any dividend or sinking fund installment on preferred stock or (ii) has defaulted on any installment on indebtedness for borrowed money or on any rental on one or more long-term leases, which defaults, individually or in the aggregate, would have a Material Adverse Effect.

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Section 5.10 No Preferential Rights. Except as set forth in the Commission Documents, (i) no Person, has the right, contractual or otherwise, to cause the Company to issue or sell to such Person any Common Shares or shares of any other capital stock or other securities of the Company, (ii) no Person has any preemptive rights, resale rights, rights of first refusal, rights of co-sale, or any other rights (whether pursuant to a “poison pill” provision or otherwise) to purchase any Common Shares or shares of any other capital stock or other securities of the Company, (iii) no Person has the right to act as an underwriter or as a financial advisor to the Company in connection with the offer and sale of the Common Shares, and (iv) no Person has the right, contractual or otherwise, to require the Company to register under the Securities Act any Common Shares or shares of any other capital stock or other securities of the Company, or to include any such shares or other securities in the Registration Statement or the offering contemplated thereby, whether as a result of the filing or effectiveness of the Registration Statement or the sale of the Shares as contemplated thereby or otherwise.

Section 5.11 Solvency. The Company has not taken any steps, and does not currently expect to take any steps, to seek protection pursuant to Title 11 of the United States Code or any similar federal or state bankruptcy law or law for the relief of debtors, nor does the Company have any knowledge that its creditors intend to initiate involuntary bankruptcy, insolvency, reorganization or liquidation proceedings or other proceedings for relief under Title 11 of the United States Code or any other United States federal or state bankruptcy law or any law for the relief of debtors. The Company is financially solvent and is generally able to pay its debts as they become due.

Section 5.12 Real Property; Intellectual Property.

(a) Except as set forth in the Commission Documents, the Company and its Subsidiaries have good and marketable title in fee simple to all items of real property owned by them, good and valid title to all personal property described in the Commission Documents as being owned by them, in each case free and clear of all liens, encumbrances and claims, except those matters that (i) do not materially interfere with the use made and proposed to be made of such property by the Company and any of its Subsidiaries or (ii) would not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect. Any real or personal property described in the Commission Documents as being leased by the Company and any of its Subsidiaries is held by them under valid, existing and enforceable leases, except those that (A) do not materially interfere with the use made or proposed to be made of such property by the Company or any of its Subsidiaries or (B) would not be reasonably expected, individually or in the aggregate, to have a Material Adverse Effect. Each of the properties of the Company and its Subsidiaries complies with all applicable codes, laws and regulations (including, without limitation, building and zoning codes, laws and regulations and laws relating to access to such properties), except if and to the extent disclosed in the Commission Documents or except for such failures to comply that would not, individually or in the aggregate, reasonably be expected to interfere in any material respect with the use made and proposed to be made of such property by the Company and its Subsidiaries or otherwise have a Material Adverse Effect. None of the Company or its Subsidiaries has received from any Governmental Authorities any notice of any condemnation of, or zoning change affecting, the properties of the Company and its Subsidiaries, and the Company knows of no such condemnation or zoning change which is threatened, except for such that would not reasonably be expected to interfere in any material respect with the use made and proposed to be made of such property by the Company and its Subsidiaries or otherwise have a Material Adverse Effect, individually or in the aggregate.

(b) Except as disclosed in the Commission Documents, the Company and its Subsidiaries own, possess, license or have other rights to use, or can acquire the right to use on reasonable terms, all foreign and domestic patents, patent applications, trade and service marks, trade and service mark registrations, trade names, copyrights, licenses, inventions, trade secrets, technology, Internet domain names, know-how and other intellectual property (collectively, the “Intellectual Property”), necessary for the conduct of their respective businesses as now conducted except to the extent that the failure to own, possess, license or otherwise hold or acquire adequate rights to use such Intellectual Property would not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect. Except as disclosed in the Commission Documents and except as would not be reasonably expected individually or in the aggregate, to have a Material Adverse Effect: (i) to the Company’s knowledge, there is no infringement by third parties of any Intellectual Property owned by the Company or its Subsidiaries; (ii) there is no pending or, to the Company’s knowledge, threatened action, suit, proceeding or claim by others challenging the Company’s and its Subsidiaries’ rights in or to any Intellectual Property owned by the Company or its Subsidiaries, and the Company is unaware of any facts which could form a reasonable basis for any such action, suit, proceeding or claim; (iii) there is no pending or, to the Company’s knowledge, threatened action, suit, proceeding or claim by others challenging the validity or scope of any such Intellectual Property owned by the Company or its Subsidiaries; (iv) there is no pending or, to the Company’s knowledge, threatened action, suit, proceeding or claim by others that the Company and its Subsidiaries infringe or otherwise violate any Intellectual Property rights of others; and (v) the Company and its Subsidiaries have taken reasonable efforts in accordance with standard industry practice to maintain the confidentiality of all trade secrets and other confidential information of the Company and its Subsidiaries.

Section 5.13 Actions Pending. Except as set forth in the Commission Documents, there are no actions, suits or proceedings by or before any Governmental Authority pending, nor, to the Company’s knowledge, any audits or investigations by or before any Governmental Authority to which the Company or a Subsidiary is a party or to which any property of the Company or any of its Subsidiaries is the subject that, as would be reasonably expected, individually or in the aggregate, would have a Material Adverse Effect and, to the Company’s knowledge, no such actions, suits, proceedings, audits or investigations are threatened or contemplated by any Governmental Authority or threatened by others; and except as would not be reasonably expected, individually or in the aggregate, to have a Material Adverse Effect, there are no current or pending audits or investigations, actions, suits or proceedings by or before any Governmental Authority that are required under the Securities Act to be described in the Commission Documents that are not so described.

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Section 5.14 Compliance with Law. Except as set forth in the Commission Documents, each of the Company and its Subsidiaries: (A) is and at all times has been in compliance with all statutes, rules, or regulations applicable to the ownership, testing, development, manufacture, packaging, processing, use, distribution, marketing, labeling, promotion, sale, offer for sale, storage, import, export or disposal of any product manufactured or distributed by the Company or its Subsidiaries (“Applicable Laws”); (B) has not received any notice asserting noncompliance with any Applicable Laws or any licenses, certificates, approvals, clearances, authorizations, permits and supplements or amendments thereto required by any such Applicable Laws (“Authorizations”); (C) possesses all material Authorizations and such Authorizations are valid and in full force and effect and are not in material violation of any term of any such Authorizations; (D) has not received notice of any claim, action, suit, proceeding, hearing, enforcement, investigation, arbitration or other action from any Governmental Authority or third party alleging that any product operation or activity is in violation of any Applicable Laws or Authorizations and has no knowledge that any such Governmental Authority or third party is considering any such claim, litigation, arbitration, action, suit, investigation or proceeding; (E) has not received notice that any Governmental Authority has taken, is taking or intends to take action to limit, suspend, modify or revoke any Authorizations and has no knowledge that any such Governmental Authority is considering such action; (F) has filed, obtained, maintained or submitted all material reports, documents, forms, notices, applications, records, claims, submissions and supplements or amendments as required by any Applicable Laws or Authorizations and that all such reports, documents, forms, notices, applications, records, claims, submissions and supplements or amendments were complete and correct on the date filed (or were corrected or supplemented by a subsequent submission); and (G) has not, either voluntarily or involuntarily, initiated, conducted, or issued or caused to be initiated, conducted or issued, any recall, market withdrawal or replacement, safety alert, post sale warning, “dear healthcare provider” letter, or other notice or action relating to the alleged lack of safety or efficacy of any product or any alleged product defect or violation and, to the Company’s knowledge, no third party has initiated, conducted or intends to initiate any such notice or action, except in the case of each of (A) through (G) above, as would not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect.

Section 5.15 Certain Fees. Neither the Company nor any of its Subsidiaries has incurred any liability for any finder’s fees, brokerage commissions or similar payments in connection with the transactions herein contemplated, other than the Upfront Fee and the Draw Fee payable to or retained by the Investor pursuant to this Agreement.

Section 5.16 Disclosure. The Company confirms that neither it nor any other Person acting on its behalf has provided the Investor or any of its agents, advisors or counsel with any information that constitutes or would reasonably be expected to constitute material, nonpublic information concerning the Company or any of its Subsidiaries, other than the existence of the transactions contemplated by the Transaction Documents. The Company understands and confirms that the Investor will rely on the foregoing representations in effecting resales of Shares under the Registration Statement.

Section 5.17 Broker/Dealer Relationships. Neither the Company nor any of the Subsidiaries (i) is required to register as a “broker” or “dealer” in accordance with the provisions of the Exchange Act or (ii) directly or indirectly through one or more intermediaries, controls or is a “person associated with a member” or “associated person of a member” (within the meaning set forth in the FINRA Manual).

Section 5.18 Disclosure Controls. The Company maintains a system of “disclosure controls and procedures” (as defined in Rule 13a-15(e) of the Exchange Act) that complies with the requirements of the Exchange Act and that has been designed to ensure that information required to be disclosed by the Company in reports that it files or submits under the Exchange Act is recorded, processed, summarized and reported within the time periods specified in the Commission’s rules and forms, including controls and procedures designed to ensure that such information is accumulated and communicated to the Company’s management as appropriate to allow timely decisions regarding required disclosure. The Company has carried out evaluations of the effectiveness of its disclosure controls and procedures as required by Rule 13a-15 of the Exchange Act.

Section 5.19 Permits. Except as disclosed in the Commission Documents, the Company and its Subsidiaries have made all filings, applications and submissions required by, possesses and is operating in compliance with, all approvals, licenses, certificates, certifications, clearances, consents, grants, exemptions, marks, notifications, orders, permits and other authorizations issued by, the appropriate federal, state or foreign Governmental Authority (including, without limitation, the United States Food and Drug Administration (the “FDA”), the United States Drug Enforcement Administration, the European Medical Agency (“EMA”), or any other foreign, federal, state, provincial, court or local government or regulatory authorities including self-regulatory organizations engaged in the regulation of clinical trials, pharmaceuticals, biologics or biohazardous substances or materials) necessary for the ownership or lease of their respective properties or to conduct its businesses as described in the Commission Documents (collectively, “Permits”), except for such Permits the failure of which to possess, obtain or make the same would not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect; the Company and its Subsidiaries are in compliance with the terms and conditions of all such Permits, except where the failure to be in compliance would not have a Material Adverse Effect; all of the Permits are valid and in full force and effect, except where any invalidity, individually or in the aggregate, would not be reasonably expected to have a Material Adverse Effect; and neither the Company nor any of its Subsidiaries has received any written notice relating to the limitation, revocation, cancellation, suspension, modification or non-renewal of any such Permit which, individually or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would have a Material Adverse Effect, or has any reason to believe that any such license, certificate, permit or authorization will not be renewed in the ordinary course.

Section 5.20 Environmental Compliance. Except as set forth in the Commission Documents, the Company and its Subsidiaries (i) are in compliance with any and all applicable federal, state, local and foreign laws, rules, regulations, decisions and orders relating to the protection of human health and safety to the extent relating to hazardous or toxic substances or wastes, pollutants or contaminants (“Hazardous Materials”), the environment or the presence, release, generation, use, management, handling, transportation, treatment, storage, or disposal of Hazardous Materials (collectively, “Environmental Laws”); (ii) have received and are in compliance with all permits, licenses or other approvals required of them under applicable Environmental Laws to conduct their respective businesses; and (iii) have not received notice of any actual or potential liability for the investigation or remediation of any disposal or release of Hazardous Materials, except, in the case of any of clauses (i), (ii) or (iii) above, for any such failure to comply, failure to receive required permits, licenses, other approvals or liability as would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

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Section 5.21 No Improper Practices. (i) Neither the Company nor the Subsidiaries, nor any director, officer, or employee of the Company or any Subsidiary nor, to the Company’s knowledge, any agent, affiliate or other person acting on behalf of the Company or any Subsidiary has, in the past five years, made any unlawful contributions to any candidate for any political office (or failed fully to disclose any contribution in violation of applicable law) or made any contribution or other payment to any official of, or candidate for, any federal, state, municipal, or foreign office or other person charged with similar public or quasi-public duty in violation of any applicable law or of the character required to be disclosed in the Commission Documents; (ii) except as described in the Commission Documents, there are no material outstanding loans or advances or material guarantees of indebtedness by the Company or any Subsidiary to or for the benefit of any of their respective officers or directors or any of the members of the families of any of them; and (iii) neither the Company nor any Subsidiary nor any director, officer or employee of the Company or any Subsidiary nor, to the Company’s knowledge, any agent, affiliate or other person acting on behalf of the Company or any Subsidiary has (A) violated or is in violation of any applicable provision of the U.S. Foreign Corrupt Practices Act of 1977, as amended, or any other applicable anti-bribery or anti-corruption law (collectively, “Anti-Corruption Laws”), (B) promised, offered, provided, attempted to provide or authorized the provision of anything of value, directly or indirectly, to any person for the purpose of obtaining or retaining business, influencing any act or decision of the recipient, or securing any improper advantage; or (C) made any payment of funds of the Company or any Subsidiary or received or retained any funds in violation of any Anti-Corruption Laws.

Section 5.22 Operations. The operations of the Company and its Subsidiaries are and have been conducted for the past five (5) years in compliance with applicable financial record keeping and reporting requirements of the Currency and Foreign Transactions Reporting Act of 1970, as amended, the money laundering statutes of all jurisdictions to which the Company or its Subsidiaries are subject, the rules and regulations thereunder and any related or similar rules, regulations or guidelines, issued, administered or enforced by any Governmental Authority (collectively, the “Money Laundering Laws”); and no action, suit or proceeding by or before any Governmental Authority involving the Company or any of its Subsidiaries with respect to the Money Laundering Laws is pending or, to the knowledge of the Company, threatened.

Section 5.23 Transactions with Affiliates. No relationship, direct or indirect, exists between or among the Company or any of its Subsidiaries on the one hand, and the directors, officers, trustees, managers, stockholders, partners, customers or suppliers of the Company or any of the Subsidiaries on the other hand, which would be required by the Securities Act or the Exchange Act to be disclosed in the Commission Documents, which is not so disclosed.

Section 5.24 Labor Disputes. The Company is not bound by or subject to any collective bargaining or similar agreement with any labor union, and, to the knowledge of the Company, none of the employees, representatives or agents of the Company is represented by any labor union. The Company and its Subsidiaries have complied with all employment laws applicable to employees of the Company and its Subsidiaries, except where non-compliance with any such employment laws would not have a Material Adverse Effect. No labor disturbance by or dispute with employees of the Company or any of its Subsidiaries exists or, to the knowledge of the Company, is threatened which would result in a Material Adverse Effect.

Section 5.25 Use of Proceeds. The proceeds from the sale of the Shares by the Company to Investor shall be used by the Company in the manner as will be set forth in the Prospectus included in any Registration Statement (and any post-effective amendment thereto) and any Prospectus Supplement thereto filed pursuant to this Agreement.

Section 5.26 Investment Company Act Status. The Company is not, and as a result of the consummation of the transactions contemplated by the Transaction Documents and the application of the proceeds from the sale of the Shares as will be set forth in the Prospectus included in any Registration Statement (and any post-effective amendment thereto) and any Prospectus Supplement thereto filed pursuant to this Agreement the Company will not be an “investment company” within the meaning of the Investment Company Act of 1940, as amended.

Section 5.27 Taxes. The Company and each of its Subsidiaries have filed all federal, state, local and foreign tax returns which have been required to be filed and paid all taxes shown thereon through the date hereof, to the extent that such taxes have become due and are not being contested in good faith, except where the failure to so file or pay would not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect. Except as otherwise disclosed in or contemplated by the Commission Documents, no tax deficiency has been determined adversely to the Company or any of its Subsidiaries which has had, or would have, individually or in the aggregate, a Material Adverse Effect. The Company has no knowledge of any federal, state or other governmental tax deficiency, penalty or assessment which has been or might be asserted or threatened against it which would have a Material Adverse Effect.

Section 5.28 Employee Benefits. To the knowledge of the Company, each material employee benefit plan that is maintained, administered or contributed to by the Company or any of its Subsidiaries for employees or former employees of the Company and any of its Subsidiaries has been maintained in material compliance with its terms and the requirements of any applicable statutes, orders, rules and regulations, no prohibited transaction has occurred which would result in a Material Adverse Effect with respect to any such plan excluding transactions effected pursuant to a statutory or administrative exemption; and for each such, except as would not reasonably be expected to have a Material Adverse Effect, the minimum funding standards applicable thereto have been satisfied and the fair market value of the assets of each such plan (excluding for these purposes accrued but unpaid contributions) exceeds the present value of all benefits accrued under such plan determined using reasonable actuarial assumptions.

Section 5.29 Stock Transfer Taxes. All stock transfer taxes which are required to be paid in connection with the sale and transfer of the Shares to be sold hereunder will be, or will have been, fully paid or provided for by the Company and all laws imposing such taxes will be or will have been fully complied with provided the sale and transfer is effected within the facilities of DTC.

Section 5.30 Insurance. The Company and each of its Subsidiaries carry, or are covered by, insurance in such amounts and covering such risks as the Company and each of its Subsidiaries reasonably believe are adequate for the conduct of their properties and as is customary for companies engaged in similar businesses in similar industries.

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Section 5.31 Exemption from Registration. Subject to, and in reliance on, the representations, warranties and covenants made herein by the Investor, the offer and sale of the Shares in accordance with the terms and conditions of this Agreement is exempt from the registration requirements of the Securities Act pursuant to Section 4(a)(2) and/or Rule 506(b) of Regulation D.

Section 5.32 No General Solicitation or Advertising. Neither the Company, nor any of its Subsidiaries or Affiliates, nor any Person acting on its or their behalf, has engaged in any form of general solicitation or general advertising (within the meaning of Regulation D) in connection with the offer or sale of the Shares.

Section 5.33 No Integrated Offering. None of the Company, its Subsidiaries or any of their Affiliates, nor any Person acting on their behalf has, directly or indirectly, made any offers or sales of any security or solicited any offers to buy any security, under circumstances that would require registration of the issuance of any of the Shares under the Securities Act, whether through integration with prior offerings or otherwise, or cause this offering of the Shares to require approval of shareholders of the Company under any applicable shareholder approval provisions, including, without limitation, under the rules and regulations of the Principal Market. None of the Company, its Subsidiaries, their Affiliates nor any Person acting on their behalf will take any action or steps referred to in the preceding sentence that would require registration of the issuance of any of the Shares under the Securities Act or cause the offering of any of the Shares to be integrated with other offerings.

Section 5.34 Manipulation of Price. Neither the Company nor any of its officers, directors or, to the knowledge of the Company, its Affiliates has, and, to the knowledge of the Company, no Person acting on their behalf has, (i) taken, directly or indirectly, any action designed or intended to cause or to result in the stabilization or manipulation of the price of any security of the Company, or which caused or resulted in, or which would in the future reasonably be expected to cause or result in, the stabilization or manipulation of the price of any security of the Company, in each case to facilitate the sale or resale of any of the Shares, (ii) sold, bid for, purchased, or paid any compensation for soliciting purchases of, any of the Shares, or (iii) paid or agreed to pay to any Person any compensation for soliciting another to purchase any other securities of the Company. Neither the Company nor any of its officers, directors or, to the knowledge of the Company, its Affiliates will during the term of this Agreement, and, to the knowledge of the Company, no Person acting on their behalf will during the term of this Agreement, take any of the actions referred to in the immediately preceding sentence.

Section 5.35 Listing and Maintenance Requirements; DTC Eligibility. The Common Shares are registered pursuant to Section 12(b) of the Exchange Act, and the Company has taken no action designed to, or which to its knowledge is likely to have the effect of, terminating the registration of the Common Shares under the Exchange Act, nor has the Company received any notification that the Commission is contemplating terminating such registration. Except as previously disclosed in the Commission Documents, the Company has not received notice from the Principal Market to the effect that the Company is not in compliance with the listing or maintenance requirements of the Principal Market. The Shares are, or will be after the Commencement Date, eligible for participation in the DTC book entry system and deposit at DTC such that they may be transferred electronically to third parties via DTC through its Deposit/Withdrawal at Custodian (“DWAC”) delivery system. The Company has not received notice from DTC to the effect that a suspension of, or restriction on, accepting additional deposits of the Shares, electronic trading or book-entry services by DTC with respect to the Shares is being imposed or is contemplated.

Section 5.36 OFAC. Neither the Company nor any of its Subsidiaries (collectively, the “Entity”), nor any director, officer of the Company nor, to the knowledge of the Company, any employee, agent, affiliate or representative of the Company or any director or officer of any Subsidiary, is a Person that is, or is owned or controlled by a Person that is (i) the subject of any sanctions administered or enforced by the (“OFAC”), the United Nations Security Council, the European Union, Her Majesty’s Treasury, or other relevant sanctions authorities, including, without limitation, designation on OFAC’s Specially Designated Nationals and Blocked Persons List or OFAC’s Foreign Sanctions Evaders List or other relevant sanctions authority (collectively, “Sanctions”), nor (ii) located, organized or resident in a country or territory that is the subject of Sanctions that broadly prohibit dealings with that country or territory (including, without limitation, the Crimea region of the Ukraine, Cuba, Iran, North Korea, Sudan and Syria (the “Sanctioned Countries”)). The Entity will not, directly or indirectly, use the proceeds from the sale of Shares, or lend, contribute or otherwise make available such proceeds to any subsidiary, joint venture partner or other Person (a) to fund or facilitate any activities or business of or with any Person or in any country or territory that, at the time of such funding or facilitation, is the subject of Sanctions or is a Sanctioned Country, or (b) in any other manner that will result in a violation of Sanctions by any Person (including any Person participating in the transactions contemplated by this agreement, whether as underwriter, advisor, investor or otherwise). For the past five years, the Entity has not engaged in, and is now not engaged in, any dealings or transactions with any Person, or in any country or territory, that at the time of the dealing or transaction is or was the subject of Sanctions or was a Sanctioned Country.

Section 5.37 Information Technology; Compliance with Data Privacy Laws.

(a) Except as described in the Commission Documents, and except as would not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect: (i) the Company and its Subsidiaries’ information technology assets and equipment, computers, systems, networks, hardware, software, websites, applications, and databases (collectively, “IT Systems”) are adequate for, and operate and perform as required in connection with the operation of the business of the Company as currently conducted, and, to the Company’s knowledge, are free and clear of all bugs, errors, Trojan horses, time bomb, and malware (ii) the Company and its Subsidiaries have implemented and maintained commercially reasonable physical, technical and administrative controls, policies, procedures, and safeguards designed to maintain and protect their confidential information and the integrity, continuous operation, redundancy and security of their IT Systems and data, including all “Personal Data” (defined below) and all sensitive, confidential or regulated data (“Confidential Data”) used in connection with their businesses. “Personal Data” means (A) a natural person’s name, street address, telephone number, e-mail address, photograph, social security number or tax identification number, driver’s license number, passport number, credit card number, bank information, or customer or account number; (B) any information which would qualify as “personally identifying information” under the Federal Trade Commission Act, as amended; (C) “personal data” as defined by the European Union General Data Protection Regulation (“GDPR”) (EU 2016/679); (D) any information which would qualify as “protected health information” under the Health Insurance Portability and Accountability Act of 1996, as amended by the Health Information Technology for Economic and Clinical Health Act (collectively, “HIPAA”); (E) any “personal information” as defined by the California Consumer Privacy Act (“CCPA”); and (F) any other piece of information that allows the identification of such natural person, or his or her family, or permits the collection or analysis of any data related to an identified person’s health or sexual orientation. Except as described in the Commission Documents, and except as would not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect: (x) to the knowledge of the Company, there have been no breaches, violations, outages or unauthorized uses of or accesses to their IT Systems or Personal Data maintained or processed by the Company, except for those that have been remedied without material cost or liability or the duty to notify any other person, nor any incidents under internal review or investigations relating to the same and (y) the Company and its Subsidiaries are presently in compliance with all applicable laws or statutes and all judgments, orders, rules and regulations of any court or arbitrator or governmental or regulatory authority, external policies and contractual obligations relating to the privacy and security of their IT Systems, Confidential Data, and Personal Data (collectively, “Privacy Laws”) and to the protection of such IT Systems, Confidential Data, and Personal Data from unauthorized use, access, misappropriation or modification.

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(b) Except as described in the Commission Documents, and except as would not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect: (i) to the extent required by applicable Privacy Laws, the Company has in place commercially reasonable policies and procedures relating to data privacy and security and the collection, storage, use, processing, disclosure, handling, and analysis of Personal Data and Confidential Data (the “Policies”); (ii) the Company has made disclosures to users or customers to the extent required by applicable Privacy Laws, and none of such disclosures made or contained in any Policy have been inaccurate or in violation of any applicable Privacy Laws; (iii) neither the Company nor any Subsidiary has received written notice of any actual or potential liability under or relating to, or actual or potential violation of, any applicable Privacy Laws, and there is no action, suit or proceeding by or before any court or governmental agency, authority or body pending or, to the Company’s knowledge, threatened alleging non-compliance with any applicable Privacy Laws.

Section 5.38 Acknowledgement Regarding Investor’s Acquisition of Shares. The Company acknowledges that while the Investor will be deemed to be a statutory “underwriter” with respect to the Transaction in accordance with interpretive positions of the Commission, the Investor is a “trader” that is not required to register with the SEC as a broker-dealer under Section 15(a) of the Securities Exchange Act of 1934. The Company further acknowledges that the Investor and its representatives are not acting as a financial advisor or fiduciary of the Company (or in any similar capacity, except as noted above) with respect to this Agreement and the transactions contemplated by the Transaction Documents, and any advice given by the Investor or any of its representatives or agents in connection therewith is merely incidental to the Investor’s acquisition of the Shares. The Company further represents to the Investor that the Company’s decision to enter into the Transaction Documents to which it is a party has been based solely on the independent evaluation of the transactions contemplated thereby by the Company and its representatives. The Company acknowledges and agrees that the Investor has not made and does not make any representations or warranties with respect to the transactions contemplated by the Transaction Documents other than those specifically set forth in Article IV. The retention by the Investor of the Draw Fee in respect of each VWAP Purchase does not, and shall not be deemed to, cause the Investor to be a broker or dealer required to register under Section 15(a) of the Exchange Act.

ARTICLE VI

ADDITIONAL COVENANTS

The Company covenants with the Investor, and the Investor covenants with the Company, as follows, which covenants of one party are for the benefit of the other party, during the Investment Period (and with respect to the Company, for the period following the termination of this Agreement specified in Section 8.3 pursuant to and in accordance with Section 8.3):

Section 6.1 Securities Compliance. The Company shall notify the Commission and the Principal Market, if and as applicable, in accordance with their respective rules and regulations, of the transactions contemplated by the Transaction Documents, and shall take all necessary action, undertake all proceedings and obtain all registrations, permits, consents and approvals for the legal and valid issuance of the Shares to the Investor in accordance with the terms of the Transaction Documents, as applicable.

Section 6.2 Reservation of Common Shares. Once the Company has obtained Shareholder Approval and it has taken effect, and upon effectiveness of the Charter Amendment, the Company will reserve and keep available at all times, free of preemptive and other similar rights of shareholders, the requisite aggregate number of authorized but unissued Common Shares to enable the Company to timely effect the issuance, sale and delivery of all Shares to be issued, sold and delivered in respect of each VWAP Purchase effected under this Agreement, at least prior to the delivery by the Company to the Investor of the applicable VWAP Purchase Notice in connection with such VWAP Purchase. Without limiting the generality of the foregoing, as of the date of the effectiveness of the Charter Amendment, the Company shall have reserved, out of its authorized and unissued Common Shares, a number of Common Shares equal to the Share Cap solely for the purpose of effecting VWAP Purchases under this Agreement. The number of Common Shares so reserved for the purpose of effecting VWAP Purchases under this Agreement may be increased from time to time by the Company from and after the date of the effectiveness of the Charter Amendment, and such number of reserved shares may be reduced from and after such date only by the number of Shares actually issued, sold and delivered to the Investor pursuant to any VWAP Purchase effected from and after the date of the effectiveness of the Charter Amendment pursuant to this Agreement.

Section 6.3 Registration and Listing.

(i) Subject to receipt of Shareholder Approval, the Company shall prepare and, as soon as practicable, and in any case no more than 45 days after the date of this Agreement, file with the Commission an initial Registration Statement on Form S-1 (or any successor form) so as to permit the resale of the Registrable Securities held by the Investor under Rule 415 under the Securities Act at then prevailing market prices (and not fixed prices) (the “Initial Registration Statement”). The Company shall use its commercially reasonable efforts to have the Initial Registration Statement declared effective by the Commission within ninety (90) days of its filing with the Commission in the event that the initial Registration Statement is not subject to a full review by the Commission. In the event that the Initial Registration Statement is subject to a full review by the Commission, the ninety (90)-day period shall be extended by an additional forty-five (45) days for each round of comments from the Commission or until resolution of all Commission comments, whichever is later.

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(ii) The Investor shall have the right to select one legal counsel to review and oversee, solely on its behalf, any registration pursuant to this Section 6.3 (“Legal Counsel”). The Company shall have no obligation to reimburse the Investor for any and all legal fees and expenses of the Legal Counsel incurred in connection with the transactions contemplated by this Section 6.3.

(iii) If at any time all Registrable Securities are not covered by the Initial Registration Statement filed pursuant to this Section 6.3 or otherwise, the Company shall use its commercially reasonable efforts to file with the Commission one or more additional Registration Statements so as to cover all of the Registrable Securities not covered by such initial Registration Statement, in each case, as soon as practicable (taking into account any position of the staff of the Commission (“Staff”) with respect to the date on which the Staff will permit such additional Registration Statement(s) to be filed with the Commission and the rules and regulations of the Commission) (each such additional Registration Statement, a “New Registration Statement”). The Company shall use its commercially reasonable efforts to cause each such New Registration Statement to become effective as soon as reasonably practicable following the filing thereof with the Commission.

(iv) In no event shall the Company include any securities other than Registrable Securities on any Registration Statement pursuant to this Section 6.3 without the express written consent of the Investor prior to filing such Registration Statement with the Commission.

(v) If the Staff or the Commission seeks to characterize any offering pursuant to a Registration Statement filed pursuant to this Agreement as constituting an offering of securities that does not permit such Registration Statement to become effective and be used for resales by the Investor on a delayed or continuous basis under Rule 415 at then-prevailing market prices (and not fixed prices), or if after the filing of any Registration Statement pursuant to this Section 6.3, the Company is otherwise required by the Staff or the Commission to reduce the number of Registrable Securities included in such Registration Statement, then the Company shall reduce the number of Registrable Securities to be included in such Registration Statement (after consultation with the Investor and Legal Counsel as to the specific Registrable Securities to be removed therefrom) until such time as the Staff and the Commission shall so permit such Registration Statement to become effective and be used as aforesaid. Notwithstanding anything in this Agreement to the contrary, if after giving effect to the actions referred to in the immediately preceding sentence, the Staff or the Commission does not permit such Registration Statement to become effective and be used for resales by the Investor on a delayed or continuous basis under Rule 415 at then-prevailing market prices (and not fixed prices), the Company shall not request acceleration of the Effective Date of such Registration Statement, the Company shall promptly (but in no event later than forty-eight (48) hours) request the withdrawal of such Registration Statement pursuant to Rule 477 under the Securities Act. In the event of any reduction in Registrable Securities pursuant to this paragraph, the Company shall use its commercially reasonable efforts to file one or more New Registration Statements with the Commission in accordance with this Section 6.3 until such time as all Registrable Securities have been included in Registration Statements that have been declared effective and the Prospectuses contained therein are available for use by the Investor.

(vi) The Company shall use its commercially reasonable efforts to effect the registration of the Registrable Securities in accordance with the terms of this Agreement and the intended method of disposition thereof, and, pursuant thereto, during the term of this Agreement, the Company shall have the following obligations:

(a) Subject to Allowable Grace Periods (as defined below), the Company shall keep each Registration Statement effective (and the Prospectus contained therein available for use) pursuant to Rule 415 for resales by the Investor on a continuous basis at then-prevailing market prices (and not fixed prices) at all times until the earlier of (i) the date on which the Investor shall have sold all of the Registrable Securities covered by such Registration Statement and (ii) the date of termination of this Agreement if as of such termination date the Investor holds no Registrable Securities (or, if applicable, the date on which such securities cease to be Registrable Securities after the date of termination of this Agreement) (the “Registration Period”). Notwithstanding anything to the contrary contained in this Agreement, the Company shall ensure that, when filed and at all times while effective, each Registration Statement (including, without limitation, all amendments and supplements thereto) and the Prospectus (including, without limitation, all amendments and supplements thereto) used in connection with such Registration Statement shall not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein, or necessary to make the statements therein (in the case of Prospectuses, in the light of the circumstances in which they were made) not misleading. The Company shall submit to the Commission, as soon as reasonably practicable after the date that the Company learns that no review of a particular Registration Statement will be made by the Staff or that the Staff has no further comments on a particular Registration Statement (as the case may be), a request for acceleration of effectiveness of such Registration Statement to a time and date as soon as reasonably practicable, and in any case no later than two (2) Trading Days, after the Company learns of such fact in accordance with Rule 461 under the Securities Act.

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(b) The Company shall use its commercially reasonable efforts to prepare and file with the Commission such amendments (including, without limitation, post-effective amendments) and supplements to each Registration Statement and the Prospectus used in connection with each such Registration Statement, which Prospectus is to be filed pursuant to Rule 424 promulgated under the Securities Act, as may be necessary to keep each such Registration Statement effective (and the Prospectus contained therein current and available for use) at all times during the Registration Period for such Registration Statement, and, during such period, comply with the provisions of the Securities Act with respect to the disposition of all Registrable Securities of the Company required to be covered by such Registration Statement until such time as all of such Registrable Securities shall have been disposed of in accordance with the intended methods of disposition by the Investor. Without limiting the generality of the foregoing, the Company covenants and agrees that (i) at or before 5:30 p.m. (New York City time) on the second (2nd) Trading Day immediately following the Effective Date of the Initial Registration Statement and any New Registration Statement (or any post-effective amendment thereto), the Company shall file with the Commission in accordance with Rule 424(b) under the Securities Act the final Prospectus to be used in connection with sales pursuant to such Registration Statement (or post-effective amendment thereto), and (ii) if the transactions contemplated by any VWAP Purchase are material to the Company (individually or collectively with all other prior VWAP Purchases, the consummation of which have not previously been reported in any Prospectus Supplement filed with the Commission under Rule 424(b) under the Securities Act or in any report, statement or other document filed by the Company with the Commission under the Exchange Act), or if otherwise required under the Securities Act (or the interpretations of the Commission thereof), in each case as reasonably determined by the Company and the Investor, then, at or before 8:30 a.m., New York City time, on the first (1st) Trading Day immediately following the VWAP Purchase Date, if a VWAP Purchase Notice was properly delivered to the Investor hereunder in connection with such VWAP Purchase, the Company shall file with the Commission a Prospectus Supplement pursuant to Rule 424(b) under the Securities Act with respect to the VWAP Purchase(s), the total VWAP Purchase Price for the Shares subject to such VWAP Purchase(s) (as applicable), the applicable VWAP Purchase Price(s) for such Shares and the net proceeds that are to be (and, if applicable, have been) received by the Company from the sale of such Shares. To the extent not previously disclosed in the Prospectus or a Prospectus Supplement, the Company shall disclose in its Quarterly Reports on Form 10-Q and in its Annual Reports on Form 10-K the information described in the immediately preceding sentence relating to all VWAP Purchase(s) consummated during the relevant fiscal quarter and shall file such Quarterly Reports and Annual Reports with the Commission within the applicable time period prescribed for such report under the Exchange Act. In the case of amendments and supplements to any Registration Statement on Form S-1 or Prospectus related thereto which are required to be filed pursuant to this Agreement by reason of the Company filing a report on Form 8-K, Form 10-Q or Form 10-K or any analogous report under the Exchange Act, the Company shall have incorporated such report by reference into such Registration Statement and Prospectus, if applicable, or shall file such amendments or supplements to the Registration Statement or Prospectus with the Commission on the same day on which the Exchange Act report is filed which created the requirement for the Company to amend or supplement such Registration Statement or Prospectus, for the purpose of including or incorporating such report into such Registration Statement and Prospectus. The Company consents to the use of the Prospectus (including, without limitation, any supplement thereto) included in each Registration Statement in accordance with the provisions of the Securities Act and with the securities or “Blue Sky” laws of the jurisdictions in which the Registrable Securities may be sold by the Investor, in connection with the resale of the Registrable Securities and for such period of time thereafter as such Prospectus (including, without limitation, any supplement thereto) (or in lieu thereof, the notice referred to in Rule 173(a) under the Securities Act) is required by the Securities Act to be delivered in connection with resales of Registrable Securities.

(c) The Company shall (A) permit Legal Counsel an opportunity to review and comment upon (i) each Registration Statement at least three (3) Trading Days prior to its filing with the Commission (it being understood that such notice period has been satisfied in respect of the initial Registration Statement) and (ii) all amendments and supplements to each Registration Statement (including, without limitation, the Prospectus contained therein) (except for Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q, Current Reports on Form 8-K, and any similar or successor reports or Prospectus Supplements the contents of which is limited to that set forth in such reports) within a reasonable number of days prior to their filing with the Commission, and (B) shall reasonably consider any comments of the Investor and Legal Counsel on any such Registration Statement or amendment or supplement thereto or to any Prospectus contained therein. The Company shall promptly furnish to Legal Counsel, without charge, (i) electronic copies of any correspondence from the Commission or the Staff to the Company or its representatives relating to each Registration Statement (which correspondence shall be redacted to exclude any material, non-public information regarding the Company or any of its Subsidiaries), (ii) after the same is prepared and filed with the Commission, one (1) electronic copy of each Registration Statement and any amendment(s) and supplement(s) thereto, including, without limitation, financial statements and schedules, all documents incorporated therein by reference, if requested by the Investor, and all exhibits and (iii) upon the effectiveness of each Registration Statement, one (1) electronic copy of the Prospectus included in such Registration Statement and all amendments and supplements thereto; provided, however, the Company shall not be required to furnish any document (other than the Prospectus, which may be provided in .PDF format) to Legal Counsel to the extent such document is available on EDGAR).

(d) The Company shall take such action as is reasonably necessary to (i) register and qualify, unless an exemption from registration and qualification applies, the resale by the Investor of the Registrable Securities covered by a Registration Statement under such other securities or “Blue Sky” laws of all applicable jurisdictions in the United States, (ii) prepare and file in those jurisdictions, such amendments (including, without limitation, post-effective amendments) and supplements to such registrations and qualifications as may be necessary to maintain the effectiveness thereof during the Registration Period, (iii) take such other actions as may be reasonably necessary to maintain such registrations and qualifications in effect at all times during the Registration Period, and (iv) take all other actions reasonably necessary or advisable to qualify the Registrable Securities for sale in such jurisdictions; provided, however, the Company shall not be required in connection therewith or as a condition thereto to (x) qualify to do business in any jurisdiction where it would not otherwise be required to qualify but for this Section 6.3(vi)(d), (y) subject itself to general taxation in any such jurisdiction, or (z) file a general consent to service of process in any such jurisdiction. The Company shall promptly notify Legal Counsel and the Investor of the receipt by the Company of any notification with respect to the suspension of the registration or qualification of any of the Registrable Securities for sale under the securities or “Blue Sky” laws of any jurisdiction in the United States or its receipt of actual notice of the initiation or threatening of any proceeding for such purpose.

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(e) The Company shall notify Legal Counsel and the Investor in writing of the happening of any event, as promptly as reasonably practicable after becoming aware of such event, as a result of which the Prospectus included in a Registration Statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading (provided that in no event shall such notice contain any material, non-public information regarding the Company or any of its Subsidiaries), and, promptly prepare a supplement or amendment to such Registration Statement and such Prospectus contained therein to correct such untrue statement or omission and deliver one (1) electronic copy of such supplement or amendment to Legal Counsel and the Investor (or such other number of copies as Legal Counsel or the Investor may reasonably request). The Company shall also promptly notify Legal Counsel and the Investor in writing (i) when a Prospectus or any Prospectus Supplement or post-effective amendment has been filed, when a Registration Statement or any post-effective amendment has become effective (notification of such effectiveness shall be delivered to Legal Counsel and the Investor by e-mail on the same day of such effectiveness), and when the Company receives written notice from the Commission that a Registration Statement or any post-effective amendment will be reviewed by the Commission, (ii) of any request by the Commission for amendments or supplements to a Registration Statement or related Prospectus or related information, (iii) of the Company’s reasonable determination that a post-effective amendment to a Registration Statement would be appropriate and (iv) of the receipt of any request by the Commission or any other federal or state governmental authority for any additional information relating to the Registration Statement or any amendment or supplement thereto or any related Prospectus. The Company shall respond as promptly as reasonably practicable to any comments received from the Commission with respect to a Registration Statement or any amendment thereto.

(f) The Company shall (i) use its reasonable best efforts to prevent the issuance of any stop order or other suspension of effectiveness of a Registration Statement or the use of any Prospectus contained therein, or the suspension of the qualification, or the loss of an exemption from qualification, of any of the Registrable Securities for sale in any jurisdiction and, if such an order or suspension is issued, to obtain the withdrawal of such order or suspension at the earliest possible time and (ii) notify Legal Counsel and the Investor of the issuance of such order and the resolution thereof or its receipt of actual notice of the initiation or threat of any proceeding.

(g) The Company shall hold in confidence and not make any disclosure of information concerning the Investor provided to the Company unless (i) disclosure of such information is necessary to comply with federal or state securities laws, (ii) the disclosure of such information is necessary to avoid or correct a misstatement or omission in any Registration Statement or is otherwise required to be disclosed in such Registration Statement pursuant to the Securities Act, (iii) the release of such information is ordered pursuant to a subpoena or other final, non-appealable order from a court or governmental body of competent jurisdiction, or (iv) such information has been made generally available to the public other than by disclosure in violation of this Agreement or any other Transaction Document. The Company agrees that it shall, upon learning that disclosure of such information concerning the Investor is sought in or by a court or governmental body of competent jurisdiction or through other means, give prompt written notice to the Investor and allow the Investor, at the Investor’s expense, to undertake appropriate action to prevent disclosure of, or to obtain a protective order for, such information.

(h) Without limiting any obligation of the Company under this Agreement, the Company shall use its reasonable best efforts either to (i) cause all of the Registrable Securities covered by each Registration Statement to be listed on the Nasdaq Capital Market, or (ii) secure designation and quotation of all of the Registrable Securities covered by each Registration Statement on another Principal Market. The Company shall pay all fees and expenses in connection with satisfying its obligation under this Section 6(vi)(h).

(i) The Company shall cooperate with the Investor and, to the extent applicable, facilitate the timely preparation and delivery of Registrable Securities, as DWAC Shares, to be offered pursuant to a Registration Statement and enable such DWAC Shares to be in such denominations or amounts (as the case may be) as the Investor may reasonably request from time to time. Investor hereby agrees that it shall cooperate with the Company, its counsel and Transfer Agent in connection with any issuances of DWAC Shares, and hereby represents, warrants and covenants to the Company that that it will resell such DWAC Shares only pursuant to the Registration Statement in which such DWAC Shares are included, in a manner described under the caption “Plan of Distribution” in such Registration Statement, and in a manner in compliance with all applicable U.S. federal and state securities laws, rules and regulations, including, without limitation, any applicable prospectus delivery requirements of the Securities Act. At the time such DWAC Shares are offered and sold pursuant to the Registration Statement, such DWAC Shares shall be free from all restrictive legends may be transmitted by the transfer agent to the Investor by crediting an account at DTC as directed in writing by the Investor.

(j) Upon the written request of the Investor, the Company shall as soon as reasonably practicable after receipt of notice from the Investor, (i) incorporate in a Prospectus Supplement or post-effective amendment such information as the Investor reasonably requests to be included therein relating to the sale and distribution of Registrable Securities, including, without limitation, information with respect to the number of Registrable Securities being offered or sold, the purchase price being paid therefor and any other terms of the offering of the Registrable Securities to be sold in such offering; (ii) make all required filings of such Prospectus Supplement or post-effective amendment after being notified of the matters to be incorporated in such Prospectus Supplement or post-effective amendment; and (iii) supplement or make amendments to any Registration Statement or Prospectus contained therein if reasonably requested by the Investor.

(k) The Company shall make generally available to its security holders (which may be satisfied by making such information available on EDGAR) not later than ninety (90) days after the close of the period covered thereby, an earnings statement (in form complying with, and in the manner provided by, the provisions of Rule 158 under the Securities Act) covering a twelve-month period beginning not later than the first day of the Company’s fiscal quarter next following the applicable Effective Date of each Registration Statement.

(l) The Company shall otherwise use its commercially reasonable efforts to comply with all applicable rules and regulations of the Commission in connection with any registration hereunder.

(m) Notwithstanding anything to the contrary contained herein, at any time after the Effective Date of a particular Registration Statement, the Company may, upon written notice to Investor, suspend Investor’s use of any prospectus that is a part of any Registration Statement (in which event the Investor shall discontinue sales of the Registrable Securities pursuant to such Registration Statement contemplated by this Agreement, but shall settle any previously made sales of Registrable Securities) if the Company (x) is pursuing an acquisition, merger, tender offer, reorganization, disposition or other similar transaction and the Company determines in good faith that (A) the Company’s ability to pursue or consummate such a transaction would be materially adversely affected by any required disclosure of such transaction in such Registration Statement or other registration statement or (B) such transaction renders the Company unable to comply with Commission requirements, in each case under circumstances that would make it impractical or inadvisable to cause any Registration Statement (or such filings) to be used by Investor or to promptly amend or supplement any Registration Statement contemplated by this Agreement on a post effective basis, as applicable, or (y) has experienced some other material non-public event the disclosure of which at such time, in the good faith judgment of the Company, would materially adversely affect the Company (each, an “Allowable Grace Period”); provided, however, that in no event shall the Investor be suspended from selling Registrable Securities pursuant to any Registration Statement for a period that exceeds sixty (60) consecutive Trading Days or an aggregate of ninety (90) days in any three hundred and sixty-five (365)-day period; and provided, further, the Company shall not effect any such suspension during the three-Trading Day period following the VWAP Purchase Share Delivery Date for each VWAP Purchase. Upon disclosure of such information or the termination of the condition described above, the Company shall provide prompt notice, but in any event within one Business Day of such disclosure or termination, to the Investor and shall promptly terminate any suspension of sales it has put into effect and shall take such other reasonable actions to permit registered sales of Registrable Securities as contemplated in this Agreement with respect to the information giving rise thereto unless such material, non-public information is no longer applicable). The Company shall cause its transfer agent to deliver DWAC Shares to a transferee of the Investor in accordance with the terms of this Agreement in connection with any sale of Registrable Securities with respect to which (i) the Company has made a sale to Investor and (ii) the Investor has entered into a contract for sale, and delivered a copy of the Prospectus included as part of the particular Registration Statement to the extent applicable, in each case prior to the Investor’s receipt of the notice of an Allowable Grace Period and for which the Investor has not yet settled.

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(vii) All reasonable expenses of the Company, other than sales or brokerage commissions and fees and disbursements of counsel for, and other expenses of, the Investor, incurred in connection with registrations, filings or qualifications, including, without limitation, all registration, listing and qualifications fees, printers and accounting fees, and fees and disbursements of counsel for the Company, shall be paid by the Company.

(viii) With a view to making available to the Investor the benefits of Rule 144, the Company agrees to:

(a) use its best efforts to make and keep current public information available, as such term is used in Rule 144;

(b) furnish to the Investor, promptly upon request, (i) a written statement by the Company, if true, that it has complied with the reporting, submission and posting requirements of Rule 144 and the Exchange Act, (ii) a copy of the most recent annual or quarterly report of the Company and such other reports and documents so filed by the Company with the Commission if such reports are not publicly available via EDGAR, and (iii) such other information as may be reasonably requested to permit the Investor to sell such securities pursuant to Rule 144 without registration; and

(c) take such additional action as is reasonably requested by the Investor to enable the Investor to sell the Registrable Securities pursuant to Rule 144, including, without limitation, delivering all such legal opinions, consents, certificates, resolutions and instructions to the Company’s Transfer Agent without unreasonable delay as may be reasonably requested from time to time by the Investor.

(ix) Neither the Company nor the Investor shall assign this Agreement or any of their respective rights or obligations under this Section 6.3.

(x) No provision of this Agreement may be (i) amended other than by a written instrument signed by both parties hereto or (ii) waived other than in a written instrument signed by the party against whom enforcement of such waiver is sought. Failure of any party to exercise any right or remedy under this Agreement or otherwise, or delay by a party in exercising such right or remedy, shall not operate as a waiver thereof.

(xi) Solely for purposes of this Agreement, a Person is deemed to be a holder of Registrable Securities whenever such Person owns or is deemed to own of record such Registrable Securities. If the Company receives conflicting instructions, notices or elections from two (2) or more Persons with respect to the same Registrable Securities, the Company shall act upon the basis of instructions, notice or election received from such record owner of such Registrable Securities.

Section 6.4 Compliance with Laws.

(i) During the Investment Period, the Company shall comply with applicable provisions of the Securities Act and the Exchange Act, including Regulation M thereunder, applicable state securities or “Blue Sky” laws, and applicable listing rules of the Principal Market or Principal Market, in connection with the transactions contemplated by this Agreement, except as would not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect.

(ii) The Investor shall comply with all laws, rules, regulations and orders applicable to the performance by it of its obligations under this Agreement and its investment in the Shares, except as would not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect. Without limiting the foregoing, the Investor shall comply with all applicable provisions of the Securities Act and the Exchange Act, including Regulation M thereunder, and all applicable state securities or “Blue Sky” laws, in connection with the transactions contemplated by this Agreement.

Section 6.5 Keeping of Records and Books of Account; Due Diligence.

(i) The Investor and the Company shall each maintain records showing the remaining Total Commitment, the remaining Aggregate Limit and the dates and VWAP Purchase Share Amount for each VWAP Purchase.

(ii) Subject to the requirements of Section 6.12, from time to time from and after the Closing Date, the Company shall make available for inspection and review by the Investor during normal business hours and after reasonable notice, customary documentation reasonably requested by the Investor and/or its appointed counsel or advisors to conduct due diligence; provided, however, that after the Closing Date, the Investor’s continued due diligence shall not be a condition precedent to the Company’s right to deliver to the Investor any VWAP Purchase Notice or the settlement thereof except to the extent expressly contemplated by this Agreement. For the avoidance of doubt, the Investor and its counsel shall have the right, upon reasonable advance notice and during normal business hours, to conduct such due diligence as the Investor reasonably deems necessary to establish a due diligence defense under Section 11 of the Securities Act, subject to the Investor’s compliance with Section 6.11 and the execution of customary confidentiality undertakings.

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Section 6.6 No Frustration; No Variable Rate Transactions.

(i) No Frustration. The Company shall not enter into, announce or recommend to its shareholders any agreement, plan, arrangement or transaction in or of which the terms thereof would restrict, materially delay, conflict with or impair the ability or right of the Company to perform its obligations under the Transaction Documents to which it is a party, including, without limitation, the obligation of the Company to deliver the Shares to the Investor in respect of a VWAP Purchase not later than the VWAP Purchase Share Delivery Date. For the avoidance of doubt, nothing in this Section 6.6(i) shall in any way limit the Company’s right to terminate this Agreement in accordance with Section 8.2 (subject in all cases to Section 8.3).

(ii) Limit on Variable Rate Transactions. The Company shall not effect or enter into an agreement to effect any issuance by the Company of Common Shares or Common Shares Equivalents (or a combination of units thereof) involving a Variable Rate Transaction during any period in which a VWAP Purchase Notice has been delivered and the delivery of such Shares and the payment therefor have not been completed at such time.

Section 6.7 Fundamental Transaction. If a VWAP Purchase Notice has been delivered to the Investor and the transactions contemplated therein have not yet been fully settled in accordance with the terms and conditions of this Agreement, the Company shall not effect any Fundamental Transaction until the expiration of five (5) Trading Days following the date of full settlement thereof and the issuance to the Investor of all of the Shares issuable pursuant to the VWAP Purchase to which such VWAP Purchase Notice relates.

Section 6.8 Selling Restrictions.

(i) Except as expressly set forth below, the Investor covenants that from and after the Closing Date through and including the Trading Day next following the expiration or termination of this Agreement as provided in Article VIII (the “Restricted Period”), none of the Investor any of its officers, or any entity managed or controlled by the Investor (collectively, the “Restricted Persons” and each of the foregoing is referred to herein as a “Restricted Person”) shall, directly or indirectly, (i) engage in any Short Sales of the Common Shares or (ii) hedging transaction, which establishes a net short position with respect to the Common Shares, with respect to each of clauses (i) and (ii) hereof, either for its own principal account or for the principal account of any other Restricted Person. Notwithstanding the foregoing, it is expressly understood and agreed that nothing contained herein shall (without implication that the contrary would otherwise be true) prohibit any Restricted Person during the Restricted Period from: (1) selling “long” (as defined under Rule 200 promulgated under Regulation SHO) the Shares; or (2) selling a number of Common Shares equal to the number of Shares that such Restricted Person is effecting sales for pursuant to a pending VWAP Purchase Notice in accordance with Section 3.2 of this Agreement, so long as (X) such Restricted Person (or the Broker-Dealer, as applicable) delivers the Shares purchased pursuant to such VWAP Purchase Notice to the purchaser thereof or the applicable Broker-Dealer promptly upon such Restricted Person’s receipt of such Shares from the Company in accordance with Section 3.2 of this Agreement and (Y) neither the Company or the Transfer Agent shall have failed for any reason to deliver such Shares to the Investor or its Broker-Dealer so that such Shares are received by the Investor as DWAC Shares on the applicable VWAP Purchase Share Delivery Date in accordance with Section 3.2 of this Agreement, including, without limitation, within the time period specified for receipt of such Shares by the Investor or its Broker-Dealer as DWAC Shares from the Company or the Transfer Agent.

(ii) In addition to the foregoing, in connection with any sale of Shares (including any sale permitted by paragraph (i) above), the Investor shall comply in all respects with all applicable laws, rules, regulations and orders, including, without limitation, the requirements of the Securities Act and the Exchange Act.

(iii) Daily Volume Limitation. During any Trading Day, the Investor’s sales of Common Shares shall not constitute more than ten percent (10%) of the trading volume of the Common Shares on the Principal Market for such Trading Day, unless the Company provides its prior written consent, which consent may be granted or withheld in the Company’s sole discretion; provided that, the Investor shall not be deemed to have violated this Section 6.8(iii) if such sales do not exceed ten percent (10%) of such trading volume when the last sale on such Trading Day is executed. For purposes of this Section 6.8(iii), “trading volume” means the total number of shares of Common Shares traded on the Principal Market during regular trading hours on such Trading Day, as reported by the Principal Market or a recognized financial data provider.

Section 6.9 Effective Registration Statement. During the Investment Period, the Company shall use its reasonable best efforts to maintain the continuous effectiveness of the Initial Registration Statement and each New Registration Statement filed with the Commission under the Securities Act for the applicable Registration Period pursuant to and in accordance with this Agreement.

Section 6.10 Blue Sky. The Company shall take such action, if any, as is necessary by the Company in order to obtain an exemption for or to qualify the Shares for sale by the Company to the Investor pursuant to the Transaction Documents, and at the request of the Investor, the subsequent resale of Registrable Securities by the Investor, in each case, under applicable state securities or “Blue Sky” laws and shall provide evidence of any such action so taken to the Investor from time to time following the Closing Date; provided, however, that the Company shall not be required in connection therewith or as a condition thereto to (x) qualify to do business in any jurisdiction where it would not otherwise be required to qualify but for this Section 6.10, (y) subject itself to general taxation in any such jurisdiction, or (z) file a general consent to service of process in any such jurisdiction.

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Section 6.11 Non-Public Information. Neither the Company or any of its Subsidiaries, nor any of their respective directors, officers, employees or agents shall disclose any material non-public information about the Company to the Investor at any time, and the Company shall ensure that any material non-public information is appropriately disclosed to the public or otherwise addressed prior to the delivery of any VWAP Purchase Notice, unless a simultaneous public announcement thereof is made by the Company in the manner contemplated by Regulation FD. In the event of a breach of the foregoing covenant by the Company or any of its Subsidiaries, or any of their respective directors, officers, employees and agents (as determined in the reasonable good faith judgment of the Investor), (i) the Investor shall promptly provide written notice of such breach to the Company and (ii) after such notice has been provided to the Company and, provided that the Company and the Investor shall have not concluded within 24 hours that such information does not constitute material, non-public information or the Company shall have failed to publicly disclose such material, non-public information within 24 hours following demand therefor by the Investor, in addition to any other remedy provided herein or in the other Transaction Documents, if the Investor is holding any Shares at the time of the disclosure of material, non-public information, the Investor shall have the right to make a public disclosure with the Company’s prior written consent (such consent not to be unreasonably withheld or delayed) in the form of a press release, public advertisement or otherwise, of such material, non-public information; provided, that prior to making any such public disclosure, the Investor shall consult with the Company and provide the Company opportunity to review and comment on such proposed disclosure. The Investor shall not have any liability to the Company, any of its Subsidiaries, or any of their respective directors, officers, employees, shareholders or agents, for any such disclosure.

Section 6.12 Broker/Dealer. The Investor shall use one or more broker-dealers to effectuate all sales, if any, of the Shares that it may purchase or otherwise acquire from the Company pursuant to the Transaction Documents, as applicable, which (or whom) shall be a DTC participant (collectively, the “Broker-Dealer”). The Investor shall, from time to time, provide the Company and the Transfer Agent with all information regarding the Broker-Dealer reasonably requested by the Company to effectuate the purposes of this Agreement. The Investor shall be solely responsible for all fees and commissions of the Broker-Dealer (if any), which shall not exceed customary brokerage fees and commissions and shall be responsible for designating only a DTC participant eligible to receive DWAC Shares.

Section 6.13 Disclosure Schedule.

(i) The Company may, from time to time, update a disclosure schedule (the “Disclosure Schedule”) as may be required to satisfy the conditions set forth in Section 7.2(i) (to the extent such condition set forth in Section 7.2(i) relates to the condition in Section 7.1(i) as of a specific VWAP Purchase Condition Satisfaction Time). For purposes of this Section 6.13, any disclosure made in a schedule to the Compliance Certificate shall be deemed to be an update of the Disclosure Schedule. Notwithstanding anything in this Agreement to the contrary, no update to the Disclosure Schedule pursuant to this Section 6.13 shall cure any breach of a representation or warranty of the Company contained in this Agreement and made prior to the update and shall not affect any of the Investor’s rights or remedies with respect thereto.

(ii) Notwithstanding anything to the contrary contained in the Disclosure Schedule or in this Agreement, the information and disclosure contained in any Schedule of the Disclosure Schedule shall be deemed to be disclosed and incorporated by reference in any other Schedule of the Disclosure Schedule as though fully set forth in such Schedule for which applicability of such information and disclosure is readily apparent on its face. The fact that any item of information is disclosed in the Disclosure Schedule shall not be construed to mean that such information is required to be disclosed by this Agreement. Except as expressly set forth in this Agreement, such information and the thresholds (whether based on quantity, qualitative characterization, dollar amounts or otherwise) set forth herein shall not be used as a basis for interpreting the terms “material” or “Material Adverse Effect” or other similar terms in this Agreement.

Section 6.14 Delivery of Bring-Down Opinions and Compliance Certificates Upon Occurrence of Certain Events. Within three (3) Trading Days immediately following each time the Company files (i) an annual report on Form 10-K under the Exchange Act (including any Form 10-K/A containing amended financial information or a material amendment to the previously filed Form 10-K); (ii) a quarterly report on Form 10-Q under the Exchange Act; (iii) a current report on Form 8-K containing amended financial information (other than information “furnished” pursuant to Items 2.02 or 7.01 of Form 8-K or to provide disclosure pursuant to Item 8.01 of Form 8-K relating to the reclassification of certain properties as discontinued operations in accordance with Statement of Financial Accounting Standards No. 144) under the Exchange Act; or (iv) the Initial Registration Statement, any New Registration Statement, or any supplement or post-effective amendment thereto, and in any case, not more than once per calendar quarter, the Company shall (1) deliver to the Investor a Compliance Certificate in the form attached hereto as Exhibit C, dated as of such date, (2) cause to be furnished to the Investor a 10b-5 letter from Company Counsel, in customary form (such letter, a “Bring-Down Opinion”) and (3) cause to be furnished to the Investor a comfort letter from the independent registered public accounting firm of the Company in the case of an Annual Report on Form 10-K (in the case of a post-effective amendment, only if such amendment contains amended or new financial information), modified, as necessary, to relate to such Registration Statement or post-effective amendment, or the Prospectus contained therein as then amended or supplemented by such Prospectus Supplement, as applicable.

ARTICLE VII

CONDITIONS TO CLOSING AND CONDITIONS TO THE SALE AND PURCHASE OF THE SHARES

Section 7.1 Conditions Precedent to Commencement. The right of the Company to commence delivering VWAP Purchase Notices under this Agreement, and the obligation of the Investor to accept VWAP Purchase Notices delivered to the Investor by the Company under this Agreement, are subject to the initial satisfaction, at Commencement, of each of the conditions set forth in this Section 7.1.

(i) Accuracy of the Company’s Representations and Warranties. The representations and warranties of the Company contained in this Agreement (a) that are not qualified by “materiality” or “Material Adverse Effect” shall have been true and correct in all material respects when made and shall be true and correct in all material respects as of the Commencement Date with the same force and effect as if made on such date, except to the extent such representations and warranties are as of another date, in which case, such representations and warranties shall be true and correct in all material respects as of such other date and (b) that are qualified by “materiality” or “Material Adverse Effect” shall have been true and correct when made and shall be true and correct as of the Commencement Date with the same force and effect as if made on such date, except to the extent such representations and warranties are as of another date, in which case, such representations and warranties shall be true and correct as of such other date.

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(ii) Accuracy of the Investor’s Representations and Warranties. The representations and warranties of the Investor contained in this Agreement (a) that are not qualified by “materiality” shall be true and correct in all material respects as of the Commencement Date, except to the extent such representations and warranties are as of another date, in which case, such representations and warranties shall be true and correct in all material respects as of such other date and (b) that are qualified by “materiality” shall be true and correct as of the Commencement Date, except to the extent such representations and warranties are as of another date, in which case, such representations and warranties shall be true and correct as of such other date.

(iii) Performance of the Company. The Company shall have performed, satisfied and complied in all material respects with all covenants, agreements and conditions required by this Agreement to be performed, satisfied or complied with by the Company at or prior to the Commencement. The Company shall deliver to the Investor on the Commencement Date a compliance certificate in customary form (the “Compliance Certificate”).

(iv) Initial Registration Statement Effective. The Initial Registration Statement covering the resale by the Investor of the Registrable Securities included therein required to be filed by the Company with the Commission pursuant to Section 2.3 of this Agreement shall have been declared effective under the Securities Act by the Commission, and the Investor shall be permitted to utilize the Prospectus therein to resell all of the Shares included in such Prospectus.

(v) No Material Notices. None of the following events shall have occurred and be continuing: (a) receipt of any request by the Commission or any other federal or state governmental authority for any additional information relating to the Initial Registration Statement, the Prospectus contained therein or any Prospectus Supplement thereto, or for any amendment of or supplement to the Initial Registration Statement, the Prospectus contained therein or any Prospectus Supplement thereto; (b) the issuance by the Commission or any other federal or state governmental authority of any stop order suspending the effectiveness of the Initial Registration Statement or prohibiting or suspending the use of the Prospectus contained therein or any Prospectus Supplement thereto, or of the suspension of qualification or exemption from qualification of the Shares for offering or sale in any jurisdiction, or the initiation or contemplated initiation of any proceeding for such purpose; or (c) the occurrence of any event or the existence of any condition or state of facts, which makes any statement of a material fact made in the Initial Registration Statement, the Prospectus contained therein or any Prospectus Supplement thereto untrue or which requires the making of any additions to or changes to the statements then made in the Initial Registration Statement, the Prospectus contained therein or any Prospectus Supplement thereto in order to state a material fact required by the Securities Act to be stated therein or necessary in order to make the statements then made therein (in the case of the Prospectus or any Prospectus Supplement, in the light of the circumstances under which they were made) not misleading, or which requires an amendment to the Initial Registration Statement or a supplement to the Prospectus contained therein or any Prospectus Supplement thereto to comply with the Securities Act or any other law. The Company shall have no knowledge of any event that would reasonably be expected to have the effect of causing the suspension of the effectiveness of the Initial Registration Statement or the prohibition or suspension of the use of the Prospectus contained therein or any Prospectus Supplement thereto in connection with the resale of the Registrable Shares by the Investor.

(vi) No Suspension of Trading in or Notice of Delisting of Common Shares. Trading in the Common Shares shall not have been suspended by the Commission, the Principal Market or FINRA (except for any suspension of trading of limited duration agreed to by the Company, which suspension shall be terminated prior to the Commencement Date), the Company shall not have received any final and non-appealable notice that the listing or quotation of the Common Shares on the Principal Market shall be terminated on a date certain (unless, prior to such date certain, the Common Shares is listed or quoted on any other Principal Market), nor shall there have been imposed any suspension of, or restriction on, accepting additional deposits of the Common Shares, electronic trading or book-entry services by DTC with respect to the Common Shares that is continuing, the Company shall not have received any notice from DTC to the effect that a suspension of, or restriction on, accepting additional deposits of the Common Shares, electronic trading or book-entry services by DTC with respect to the Common Shares is being imposed or is contemplated (unless, prior to such suspension or restriction, DTC shall have notified the Company in writing that DTC has determined not to impose any such suspension or restriction).

(vii) Compliance with Laws. The Company shall have complied with all applicable federal, state and local governmental laws, rules, regulations and ordinances in connection with the execution, delivery and performance of this Agreement and the other Transaction Documents to which it is a party and the consummation of the transactions contemplated hereby and thereby, including, without limitation, the Company shall have obtained all permits and qualifications required by any applicable state securities or “Blue Sky” laws for the offer and sale of the Shares by the Company to the Investor and the subsequent resale of the Registrable Securities by the Investor (or shall have the availability of exemptions therefrom).

(viii) No Injunction. No statute, regulation, order, decree, writ, ruling or injunction shall have been enacted, entered, promulgated, threatened or endorsed by any court or governmental authority of competent jurisdiction which prohibits the consummation of or which would materially modify or delay any of the transactions contemplated by the Transaction Documents.

(ix) No Proceedings or Litigation. No action, suit or proceeding before any arbitrator or any court or governmental authority shall have been commenced, and no inquiry or investigation by any governmental authority shall have been commenced, against the Company or any Subsidiary, or any of the officers, directors or Affiliates of the Company or any Subsidiary, seeking to restrain, prevent or change the transactions contemplated by the Transaction Documents, or seeking material damages in connection with such transactions.

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(x) Listing of Shares. All of the Shares that have been and may be issued pursuant to this Agreement shall have been approved for listing or quotation on the Principal Market as of the Commencement Date, subject only to notice of issuance.

(xi) No Material Adverse Effect. No condition, occurrence, state of facts or event constituting a Material Adverse Effect shall have occurred and be continuing.

(xii) No Bankruptcy Proceedings. No Person shall have commenced a proceeding against the Company pursuant to or within the meaning of any Bankruptcy Law. The Company shall not have, pursuant to or within the meaning of any Bankruptcy Law, (a) commenced a voluntary case, (b) consented to the entry of an order for relief against it in an involuntary case, (c) consented to the appointment of a Custodian of the Company or for all or substantially all of its property, or (d) made a general assignment for the benefit of its creditors. A court of competent jurisdiction shall not have entered an order or decree under any Bankruptcy Law that (I) is for relief against the Company in an involuntary case, (II) appoints a Custodian of the Company or for all or substantially all of its property, or (III) orders the liquidation of the Company or any of its Subsidiaries.

(xiii) Delivery of Commencement Irrevocable Transfer Agent Instructions and Opinion of Counsel. The Commencement Irrevocable Transfer Agent Instructions shall have been executed by the Company and delivered to the Company’s transfer agent and an opinion of United States Counsel relating to the Initial Registration Statement and the removal of restrictive legends from the Shares shall have been executed by the Company’s outside counsel and delivered to the Transfer Agent.

(xiv) Reservation of Shares. As of the Commencement Date, the Company shall have reserved out of its authorized and unissued Common Shares a number of Common Shares equal to the Share Cap solely for the purpose of effecting VWAP Purchases under this Agreement.

(xv) Opinions of Company Counsel. On the Commencement Date, the Investor shall have received the opinion of Company Counsel, along with a 10b-5 letter, in customary form.

(xvi) Comfort Letter of Accountant. On the Commencement Date, the Investor shall have received from each of the Accountants or a successor independent registered public accounting firm for the Company, a letter dated the Commencement Date addressed to the Investor, in form and substance reasonably satisfactory to the Investor with respect to the audited and unaudited financial statements and certain financial information contained in the Registration Statement and the Prospectus, and any Prospectus Supplement, except that the specific date referred to therein for the carrying out of procedures shall be no more than three (3) Business Days prior to the Commencement Date.

(xvii) Shareholder Approval and Amendment to Charter. Shareholder Approval has been obtained and taken effect and the Company shall have filed the Charter Amendment with the Secretary of State of the State of Delaware, which Charter Amendment has taken effect.

(xviii) Payment of Upfront Fee. The Company shall have paid the Upfront Fee to the Investor in accordance with Section 10.1(ii).

Section 7.2 Conditions Precedent to VWAP Purchases after Commencement Date. The right of the Company to deliver VWAP Purchase Notices under this Agreement after the Commencement Date, and the obligation of the Investor to accept VWAP Purchase Notices under this Agreement after the Commencement Date, are subject to the satisfaction of each of the conditions set forth in this Section 7.2 at the applicable VWAP Purchase Commencement Time for the VWAP Purchase to be effected pursuant to the applicable VWAP Purchase Notice timely delivered by the Company to the Investor in accordance with this Agreement (each such time, a “VWAP Purchase Condition Satisfaction Time”).

(i) Satisfaction of Certain Prior Conditions. Each of the conditions set forth in subsections (i), (ii), (vi) through (xiii), and (xv) and (xvii) set forth in Section

7.1 shall be satisfied at the applicable VWAP Purchase Condition Satisfaction Time after the Commencement Date (with the terms “Commencement” and “Commencement Date” in the conditions set forth in subsections (i) and (ii) of Section 7.1 replaced with “applicable VWAP Purchase Condition Satisfaction Time”); provided, however, that the Company shall not be required to deliver the Compliance Certificate after the Commencement Date, except as provided in Section 6.14 and Section 7.2(x).

(ii) Initial Registration Statement Effective. The Initial Registration Statement covering the resale by the Investor of the Registrable Securities included therein required to be filed by the Company with the Commission pursuant to Section 2.3 of this Agreement, and any post-effective amendment thereto required to be filed by the Company with the Commission after the Commencement Date and prior to the applicable VWAP Purchase Date shall have been declared and shall remain effective under the Securities Act by the Commission, and the Investor shall be permitted to (and to continue to) utilize the Prospectus therein, and any Prospectus Supplement thereto, to resell all of the Shares included in the Initial Registration Statement, and any post-effective amendment thereto, that have been issued and sold to the Investor hereunder pursuant to all VWAP Purchase Notices delivered by the Company to the Investor prior to such applicable VWAP Purchase Date, and all of the Shares included in the Initial Registration Statement, and any post-effective amendment thereto, that are issuable pursuant to the applicable VWAP Purchase Notice delivered by the Company to the Investor with respect to a VWAP Purchase to be effected hereunder on such applicable VWAP Purchase Date.

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(iii) Any Required New Registration Statement Effective. Any New Registration Statement covering the resale by the Investor of the Registrable Securities included therein, and any post-effective amendment thereto, required to be filed by the Company with the Commission pursuant to this Agreement after the Commencement Date and prior to the applicable VWAP Purchase Date, in each case shall have been declared effective under the Securities Act by the Commission and shall remain effective for the applicable Registration Period, and the Investor shall be permitted to utilize the Prospectus therein, and any Prospectus Supplement thereto, to resell (a) all of the Shares included in such New Registration Statement, and any post-effective amendment thereto, that have been issued and sold to the Investor hereunder pursuant to all VWAP Purchase Notices delivered by the Company to the Investor prior to such applicable VWAP Purchase Date and (b) all of the Shares included in such new Registration Statement, and any post-effective amendment thereto, that are issuable pursuant to the applicable VWAP Purchase Notice delivered by the Company to the Investor with respect to a VWAP Purchase to be effected hereunder on such applicable VWAP Purchase Date.

(iv) Delivery of Subsequent Irrevocable Transfer Agent Instructions and Opinion of Counsel. With respect to any post-effective amendment to the Initial Registration Statement, any New Registration Statement or any post-effective amendment to any New Registration Statement, in each case declared effective by the Commission after the Commencement Date, the Company shall have delivered or caused to be delivered to the Transfer Agent (a) irrevocable instructions in the form substantially similar to the Commencement Irrevocable Transfer Agent Instructions executed by the Company and acknowledged in writing by the Transfer Agent and (b) an opinion of United States Counsel relating to the removal of restrictive legends from the Shares, in each case modified as necessary to refer to such Registration Statement or post-effective amendment and the Registrable Securities included therein, to issue the Registrable Securities included therein as DWAC Shares in accordance with the terms of this Agreement.

(v) No Material Notices. None of the following events shall have occurred and be continuing: (a) receipt of any request by the Commission or any other federal or state governmental authority for any additional information relating to the Initial Registration Statement or any post-effective amendment thereto, any New Registration Statement or any post-effective amendment thereto, or the Prospectus contained in any of the foregoing or any Prospectus Supplement thereto, or for any amendment of or supplement to the Initial Registration Statement or any post-effective amendment thereto, any New Registration Statement or any post-effective amendment thereto, or the Prospectus contained in any of the foregoing or any Prospectus Supplement thereto; (b) the issuance by the Commission or any other federal or state governmental authority of any stop order suspending the effectiveness of the Initial Registration Statement or any post-effective amendment thereto, any New Registration Statement or any post-effective amendment thereto, or prohibiting or suspending the use of the Prospectus contained in any of the foregoing or any Prospectus Supplement thereto, or of the suspension of qualification or exemption from qualification of the Shares for offering or sale in any jurisdiction, or the initiation or contemplated initiation of any proceeding for such purpose; or (c) the occurrence of any event or the existence of any condition or state of facts, which makes any statement of a material fact made in the Initial Registration Statement or any post-effective amendment thereto, any New Registration Statement or any post-effective amendment thereto, or the Prospectus contained in any of the foregoing or any Prospectus Supplement thereto untrue or which requires the making of any additions to or changes to the statements then made in the Initial Registration Statement or any post-effective amendment thereto, any New Registration Statement or any post-effective amendment thereto, or the Prospectus contained in any of the foregoing or any Prospectus Supplement thereto in order to state a material fact required by the Securities Act to be stated therein or necessary in order to make the statements then made therein (in the case of the Prospectus or any Prospectus Supplement, in the light of the circumstances under which they were made) not misleading, or which requires an amendment to the Initial Registration Statement or any post-effective amendment thereto, any New Registration Statement or any post-effective amendment thereto, or the Prospectus contained in any of the foregoing or any Prospectus Supplement thereto to comply with the Securities Act or any other law (other than the transactions contemplated by the applicable VWAP Purchase Notice delivered by the Company to the Investor with respect to a VWAP Purchase to be effected hereunder on such applicable VWAP Purchase Date and the settlement thereof). The Company shall have no knowledge of any event that would reasonably be expected to have the effect of causing the suspension of the effectiveness of the Initial Registration Statement or any post-effective amendment thereto, any New Registration Statement or any post-effective amendment thereto, or the prohibition or suspension of the use of the Prospectus contained in any of the foregoing or any Prospectus Supplement thereto in connection with the resale of the Registrable Securities by the Investor.

(vi) Other Commission Filings. The final Prospectus included in any post-effective amendment to the Initial Registration Statement, and any Prospectus Supplement thereto, required to be filed by the Company with the Commission pursuant to Section 2.3 after the Commencement Date and prior to the applicable VWAP Purchase Date, shall have been filed with the Commission in accordance with Section 2.3. The final Prospectus included in any New Registration Statement and in any post-effective amendment thereto, and any Prospectus Supplement thereto, required to be filed by the Company with the Commission pursuant to Section 2.3 after the Commencement Date and prior to the applicable VWAP Purchase Date, shall have been filed with the Commission in accordance with Section 2.3. All reports, schedules, registrations, forms, statements, information and other documents required to have been filed by the Company with the Commission pursuant to the reporting requirements of the Exchange Act, including all material required to have been filed pursuant to Section 13(a) or 15(d) of the Exchange Act, after the Commencement Date and prior to the applicable VWAP Purchase Date, shall have been filed with the Commission; provided, however, that the foregoing shall not apply to the Part III information required to be included in, or incorporated by reference into, the 2025 Form 10-K (or an amendment thereto on Form 10-K/A) to the extent such information has not been filed as of the Commencement Date.

(vii) No Suspension of Trading in or Notice of Delisting of Common Shares. Trading in the Common Shares shall not have been suspended by the Commission, the Principal Market or the FINRA (except for any suspension of trading of limited duration agreed to by the Company, which suspension shall be terminated prior to the applicable VWAP Purchase Date), the Company shall not have received any final and non-appealable notice that the listing or quotation of the Common Shares on the Principal Market shall be terminated on a date certain (unless, prior to such date certain, the Common Shares is listed or quoted on any other Principal Market), nor shall there have been imposed any suspension of, or restriction on, accepting additional deposits of the Common Shares, electronic trading or book-entry services by DTC with respect to the Common Shares that is continuing, the Company shall not have received any notice from DTC to the effect that a suspension of, or restriction on, accepting additional deposits of the Common Shares, electronic trading or book-entry services by DTC with respect to the Common Shares is being imposed or is contemplated (unless, prior to such suspension or restriction, DTC shall have notified the Company in writing that DTC has determined not to impose any such suspension or restriction).

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(viii) Certain Limitations. The issuance and sale of the Shares issuable pursuant to the applicable VWAP Purchase Notice shall not (a) exceed the applicable VWAP Purchase Share Amount, (b) cause the Aggregate Limit or the Beneficial Ownership Limitation to be exceeded, or (c) cause the Exchange Cap (to the extent applicable under Section 3.3) to be exceeded, unless in the case of this clause (c), the Company’s shareholders have theretofore approved the issuance of Common Shares under this Agreement in excess of the Exchange Cap in accordance with the applicable rules of the Principal Market unless the Company’s shareholders have approved the issuance of Common Shares pursuant to this Agreement in excess of the Exchange Cap in accordance with the applicable rules of the Principal Market.

(ix) Shares Authorized and Delivered. All of the Shares issuable pursuant to the applicable VWAP Purchase Notice shall have been duly authorized by all necessary corporate action of the Company. All Shares relating to all prior VWAP Purchase Notices required to have been received by the Investor as DWAC Shares under this Agreement prior to the applicable VWAP Purchase Condition Satisfaction Time for the applicable VWAP Purchase shall have been delivered to the Investor as DWAC Shares in accordance with this Agreement.

(x) Bring-Down Opinions of Company Counsel, Bring-Down Comfort Letters and Compliance Certificates. The Investor shall have received (a) all Bring-Down Opinions from Company Counsel for which the Company was obligated to instruct its Company Counsel to deliver to the Investor prior to the applicable VWAP Purchase Condition Satisfaction Time for the applicable VWAP Purchase, (b) all Bring-Down comfort letters provided by the Company’s auditors and delivered to the Investor prior to the applicable VWAP Purchase Condition Satisfaction Time for the applicable VWAP Purchase and (c) all Compliance Certificates from the Company that the Company was obligated to deliver to the Investor prior to the applicable VWAP Purchase Condition Satisfaction Time for the applicable VWAP Purchase, in each case in accordance with Section 6.14.

(xi) Material Non-Public Information. The Company shall not be in possession of any material non-public information concerning the Company that the Company is required to, but has not, publicly disclosed and, in the Investor’s sole discretion, the Investor, shall not be in possession of any material non-public information concerning the Company.

(xii) Minimum Price. The applicable VWAP Purchase Price shall be equal to or greater than the Threshold Price.

ARTICLE VIII

TERMINATION

Section 8.1 Automatic Termination. Unless earlier terminated as provided hereunder, this Agreement shall terminate automatically on the earliest to occur of (i) the first day of the month next following the 24-month anniversary of the Effective Date of the Initial Registration Statement, (ii) the date on which the Investor shall have purchased the Total Commitment worth of Shares pursuant to this Agreement, (iii) the date on which the Common Shares shall have failed to be listed or quoted on the Principal Market or any other Principal Market, (iv) the thirtieth (30th) Trading Day next following the date on which, pursuant to or within the meaning of any Bankruptcy Law, the Company commences a voluntary case or any Person commences a proceeding against the Company, in each case that is not discharged or dismissed prior to such thirtieth (30th) Trading Day, and (v) the date on which, pursuant to or within the meaning of any Bankruptcy Law, a Custodian is appointed for the Company or for all or substantially all of its property, or the Company makes a general assignment for the benefit of its creditors.

Section 8.2 Other Termination. Subject to Section 8.3, the Company may terminate this Agreement after the Commencement Date effective upon ten (10) Trading Days’ prior written notice to the Investor in accordance with Section 10.4; provided, however, that (i) the Company shall have paid the Upfront Fee to the Investor required to be paid pursuant to Section 10.1(ii) of this Agreement, which shall be non-refundable irrespective of any termination under this Section 8, and (ii) prior to issuing any press release, or making any public statement or announcement, with respect to such termination, the Company shall consult with the Investor and its counsel on the form and substance of such press release or other disclosure. Subject to Section 8.3, this Agreement may be terminated at any time by the mutual written consent of the parties, effective as of the date of such mutual written consent unless otherwise provided in such written consent. Subject to Section 8.3, the Investor shall have the right to terminate this Agreement effective upon ten (10) Trading Days’ prior written notice to the Company, which notice shall be made in accordance with Section 10.4 of this Agreement, if: (a) a Fundamental Transaction shall have occurred; (b) the Company is in breach or default in any material respect of any of its covenants and agreements in this Agreement, and, if such breach or default is capable of being cured, such breach or default is not cured within fifteen (15) Trading Days after notice of such breach or default is delivered to the Company pursuant to Section 10.4 of this Agreement; (c) while a Registration Statement, or any post-effective amendment thereto, is required to be maintained effective pursuant to the terms of this Agreement and the Investor holds any Registrable Securities, the effectiveness of such Registration Statement, or any post-effective amendment thereto, lapses for any reason (including, without limitation, the issuance of a stop order by the Commission) or such Registration Statement or any post-effective amendment thereto, the Prospectus contained therein or any Prospectus Supplement thereto otherwise becomes unavailable to the Investor for the resale of all of the Registrable Securities included therein in accordance with the terms of this Agreement, and such lapse or unavailability continues for a period of forty-five (45) consecutive Trading Days or for more than an aggregate of ninety (90) Trading Days in any three hundred and sixty-five (365)-day period, other than due to acts of the Investor; (d) trading in the Common Shares on the Principal Market (or if the Common Shares is then listed on an Principal Market, trading in the Common Shares on such Principal Market) shall have been suspended and such suspension continues for a period of five (5) consecutive Trading Days; or (e) the Company is in material breach or default of any of its covenants and agreements contained in this Agreement, and, if such breach or default is capable of being cured, such breach or default is not cured within fifteen (15) Trading Days after notice of such breach or default is delivered to the Company pursuant to Section 10.4 of this Agreement. Unless notification thereof is required elsewhere in this Agreement (in which case such notification shall be provided in accordance with such other provision), the Company shall promptly (but in no event later than twenty-four (24) hours) notify the Investor (and, if required under applicable law, including, without limitation, Regulation FD promulgated by the Commission, or under the applicable rules and regulations of the Principal Market (or if the Common Shares is then listed on an Principal Market, under the applicable rules and regulations of such Principal Market), the Company shall publicly disclose such information in accordance with Regulation FD and the applicable rules and regulations of the Principal Market (or such Principal Market, as applicable)) upon becoming aware of any of the events set forth in the immediately preceding sentence.

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Section 8.3 Effect of Termination. In the event of termination by the Company or the Investor (other than by mutual termination) pursuant to Section 8.2, written notice thereof shall forthwith be given to the other party as provided in Section 10.4 and the transactions contemplated by this Agreement shall be terminated without further action by either party. If this Agreement is terminated as provided in Section 8.1 or Section 8.2, this Agreement shall become void and of no further force and effect, except that (i) the provisions of Article V (Representations, Warranties and Covenants of the Company), Article IX (Indemnification), Article X (Miscellaneous) and this Article VIII (Termination) shall remain in full force and effect indefinitely notwithstanding such termination, and, (ii) so long as the Investor owns any Shares, the covenants and agreements of the Company contained in Article VI (Additional Covenants) shall remain in full force and notwithstanding such termination for a period of thirty (30) days following such termination. Notwithstanding anything in this Agreement to the contrary, no termination of this Agreement by any party shall (i) become effective prior to the second (2nd) Trading Day immediately following the date on which the purchase of Shares by the Investor pursuant to any pending VWAP Purchase has been fully settled, including, without limitation, the delivery by the Company to the Investor of all Shares purchased by the Investor pursuant to such pending VWAP Purchase as DWAC Shares on the applicable VWAP Purchase Share Delivery Date therefor, and the delivery by the Investor to the Company of the aggregate VWAP Purchase Price payable by the Investor for such Shares, in each case in accordance with the settlement procedures set forth in Section 3.2 of this Agreement (it being hereby acknowledged and agreed that no termination of this Agreement shall limit, alter, modify, change or otherwise affect any of the Company’s or the Investor’s rights or obligations under the Transaction Documents with respect to any pending VWAP Purchase that has not fully settled, and that the parties shall fully perform their respective obligations with respect to any such pending VWAP Purchase under the Transaction Documents), (ii) limit, alter, modify, change or otherwise affect the Company’s or the Investor’s rights or obligations under this Agreement as they relate to the Initial Registration Statement or the New Registration Statement and the maintenance of their continued effectiveness, all of which shall survive any such termination, or (iii) affect the Upfront Fee payable to the Investor pursuant to Section 10.1(ii). Nothing in this Section 8.3 shall be deemed to release the Company or the Investor from any liability for any breach or default under this Agreement or any of the other Transaction Documents to which it is a party, or to impair the rights of the Company and the Investor to compel specific performance by the other party of its obligations under this Agreement or any of the other Transaction Documents to which it is a party.

ARTICLE IX

INDEMNIFICATION

Section 9.1 Indemnification of Investor. In consideration of the Investor’s execution and delivery of this Agreement and acquiring the Shares hereunder and in addition to all of the Company’s other obligations under the Transaction Documents to which it is a party, subject to the provisions of this Section 9.1, the Company shall indemnify and hold harmless the Investor, its affiliates, each of their respective directors, officers, shareholders, members, partners, employees, representatives and agents (and any other Persons with a functionally equivalent role of a Person holding such titles notwithstanding the lack of such title or any other title) and each Person, if any, who controls the Investor within the meaning of the Securities Act or the Exchange Act) and each of the directors, officers, shareholders, members, partners, employees, agents, and representatives (and any other Persons with a functionally equivalent role of a Person holding such titles notwithstanding the lack of such title or any other title) of such controlling person (each, an “Investor Party”), from and against all losses, liabilities, obligations, claims, contingencies, damages, costs and expenses (including all judgments, amounts paid in settlement, court costs, reasonable attorneys’ fees and costs of defense and investigation) (collectively, “Damages”) that any Investor Party has suffered or incurred (a) as a result of, relating to or arising out of, or based upon any untrue statement or alleged untrue statement of a material fact contained in any Commission Document (or any amendment thereto), or the omission or alleged omission therefrom of a material fact required to be stated therein or necessary to make the statements therein not misleading, or arising out of any untrue statement or alleged untrue statement of a material fact included in any Commission Document, or the omission or alleged omission therefrom of a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that this indemnity in (a) shall not apply to any loss, liability, claim, damage or expense to the extent arising out of an untrue statement or omission, or alleged untrue statement or omission in a Commission Document, made in reliance upon and in conformity with information furnished in writing to the Company by the Investor for the Company’s express use in connection with the preparation of the Registration Statement, Prospectus or Prospectus Supplement or any such amendment thereof or supplement thereto (it being hereby acknowledged and agreed that the written information set forth on Exhibit B to this Agreement is the only written information furnished to the Company by or on behalf of the Investor expressly for use in any Registration Statement, Prospectus or Prospectus Supplement), (b) to the extent of the aggregate amount paid in settlement of any litigation, or any investigation or proceeding by any Governmental Authority, commenced or threatened, or of any claim whatsoever based upon any such untrue statement or omission, or any such alleged untrue statement or omission; provided that any such settlement is effected with the written consent of the Company, which consent shall not unreasonably be delayed, conditioned or withheld, (c) in investigating, preparing or defending against any litigation, or any investigation or proceeding by any Governmental Authority, commenced or threatened, or any claim whatsoever based upon any such untrue statement or omission, or any such alleged untrue statement or omission (whether or not a party), to the extent that any such expense is not paid under (a) or (b) above, (d) as a result of, relating to or arising out of any breach by the Company of its representations, warranties, covenants or agreements under this Agreement, or (e) as a result of, relating to or arising out of any other action, suit, claim or proceeding against an Investor Party arising out of or otherwise in connection with the Transaction Documents (except in the case of subsection (e), solely to the extent any Damage is determined by a court of competent jurisdiction, not subject to further appeal, to have resulted primarily and directly from the bad faith or gross negligence of such Investor Party).

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The Company shall reimburse any Investor Party promptly upon demand (with accompanying presentation of documentary evidence) for all legal and other costs and expenses reasonably incurred by such Investor Party in connection with (i) any action, suit, claim or proceeding, whether at law or in equity, to enforce compliance by the Company with any provision of the Transaction Documents or (ii) any other any action, suit, claim or proceeding, whether at law or in equity, with respect to which it is entitled to indemnification under this Section 9.1. To the extent that the foregoing undertakings by the Company set forth in this Section 9.1 may be unenforceable for any reason, the Company shall make the maximum contribution to the payment and satisfaction of each of the Damages which is permissible under applicable law, provided that in no event shall the Investor be obligated to contribute any amount in excess of the fees it actually receives pursuant to this Agreement.

Section 9.2 Indemnification of the Company. In consideration of the Company’s execution and delivery of this Agreement and sale of the Shares hereunder and in addition to all of the Investor’s other obligations under the Transaction Documents to which it is a party, subject to the provisions of this Section 9.2, the Investor shall indemnify and hold harmless the Company, its affiliates, each of their respective directors, officers, shareholders, members, partners, employees, representatives and agents (and any other Persons with a functionally equivalent role of a Person holding such titles notwithstanding the lack of such title or any other title) and each Person, if any, who controls the Company within the meaning of the Securities Act or the Exchange Act) and each of the directors, officers, shareholders, members, partners, employees, agents, and representatives (and any other Persons with a functionally equivalent role of a Person holding such titles notwithstanding the lack of such title or any other title) of such controlling person (each, a “Company Party”), from and against Damages that any Company Party may suffer or incur in connection with the claims described in clauses (a), (b), (c), (d) and (e) of Section 9.1; provided that, such indemnity shall only be required if the Damages occurred as a result of an untrue statement or omission, or alleged untrue statement or omission in a Commission Document, made in reliance upon and in conformity with information furnished in writing to the Company by the Investor for the Company’s express for use in connection with the preparation of the Registration Statement, Prospectus or Prospectus Supplement or any such amendment thereof or supplement thereto (it being hereby acknowledged and agreed that the written information set forth in a customary selling shareholder questionnaire is the only written information furnished to the Company by or on behalf of the Investor expressly for use in any Registration Statement, Prospectus or Prospectus Supplement).

Section 9.3 Indemnification Procedures.

(a) Promptly after an Investor Party receives notice of a claim or the commencement of an action for which the Investor Party intends to seek indemnification under Section 9.1, the Investor Party will notify the Company in writing of the claim or commencement of the action, suit or proceeding; provided, however, that failure to notify the Company will not relieve the Company from liability under Section 9.1, unless and solely to the extent it has been materially prejudiced by the failure to give such notice as evidenced by the forfeiture of by the Company of substantive rights or defenses. The Company will be entitled to participate in the defense of any claim, action, suit or proceeding as to which indemnification is being sought, and if the Company acknowledges in writing the obligation to indemnify the Investor Party against whom the claim or action is brought, the Company may (but will not be required to) assume the defense against the claim, action, suit or proceeding with counsel satisfactory to it. After the Company notifies the Investor Party that the Company wishes to assume the defense of a claim, action, suit or proceeding, the Company will not be liable for any further legal or other expenses incurred by the Investor Party in connection with the defense against the claim, action, suit or proceeding unless (1) the employment of counsel by the Investor Party has been authorized in writing by the Company, (2) the Investor Party has reasonably concluded (based on advice of counsel) that there may be legal defenses available to it or another Investor Party that are different from or in addition to those available to the Company, (3) a conflict or potential conflict exists (based on advice of counsel to the Investor Party) between an Investor Party and the Company (in which case the Company will not have the right to direct the defense of such action on behalf of the indemnified party) or (4) the Company has not in fact employed counsel to assume the defense of such action or counsel reasonably satisfactory to the indemnified party, in each case, within a reasonable time after receiving notice of the commencement of the action; in each of which cases the reasonable fees, disbursements and other charges of counsel will be at the expense of the Company. It is understood that the Company shall not, in connection with any proceeding or related proceedings in the same jurisdiction, be liable for the reasonable fees, disbursements and other charges of more than one separate firm (plus local counsel) admitted to practice in such jurisdiction at any one time for all such similarly situated Investor Parties. The Company will not be liable for any settlement of any action effected without its prior written consent, which consent shall not be unreasonably withheld, delayed or conditioned. The Company shall not, without the prior written consent of each indemnified party, settle or compromise or consent to the entry of any judgment in any pending or threatened claim, action or proceeding relating to the matters contemplated by this section (whether or not any indemnified party is a party thereto), unless such settlement, compromise or consent (1) includes an express and unconditional release of each indemnified party, in form and substance reasonably satisfactory to such indemnified party, from all liability arising out of such litigation, investigation, proceeding or claim and (2) does not include a statement as to or an admission of fault, culpability or a failure to act by or on behalf of any indemnified party.

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(b) In order to provide for just and equitable contribution in circumstances in which the indemnification provided for in the foregoing paragraphs of this Article IX for any reason is held to be unavailable or insufficient to hold an Investor Party harmless, the Company and the Investor Party will contribute to the total losses, claims, liabilities, expenses and damages (including any investigative, legal and other expenses reasonably incurred in connection with, and any amount paid in settlement of, any action, suit or proceeding or any claim asserted) to which the Company and the Investor Party may be subject in such proportion as shall be appropriate to reflect the relative benefits received by the Company on the one hand and the Investor on the other hand. The relative benefits received by the Company on the one hand and the Investor Party on the other hand shall be deemed to be in the same proportion as the total net proceeds from the aggregate of all VWAP Purchase Amounts (before deducting expenses) received by the Company bear to the total compensation received by the Investor from the Company pursuant to this Agreement. If, but only if, the allocation provided by the foregoing sentence is not permitted by applicable law, the allocation of contribution shall be made in such proportion as is appropriate to reflect not only the relative benefits referred to in the foregoing sentence but also the relative fault of the Company, on the one hand, and the Investor Party, on the other hand, with respect to the statements or omission that resulted in such loss, claim, liability, expense or damage, or action in respect thereof, as well as any other relevant equitable considerations with respect to such offering. Such relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact relates to information supplied by the Company or the Investor Party, the intent of the parties and their relative knowledge, access to information and opportunity to correct or prevent such statement or omission. The Company and the Investor Party agree that it would not be just and equitable if contributions pursuant to this Section 9.3(b) were to be determined by pro rata allocation or by any other method of allocation that does not take into account the equitable considerations referred to herein. The amount paid or payable by an indemnified party as a result of the loss, claim, liability, expense, or damage, or action in respect thereof, referred to above in this Section 9.3(b) shall be deemed to include, for the purpose of this Section 9.3(b), any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim to the extent consistent with Section 9.3(a) hereof. Notwithstanding the foregoing provisions of this Section 9.3(b), the Investor shall not be required to contribute any amount in excess of the commissions received by it under this Agreement and no person found guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) will be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. For purposes of this Section 9.3(b), any person who controls a party to this Agreement within the meaning of the Securities Act, any affiliates of the Investor Party and any officers, directors, partners, employees or agents of the Investor Party or any of its affiliates, will have the same rights to contribution as that party, and each director of the Company and each officer of the Company who signed the Registration Statement will have the same rights to contribution as the Company, subject in each case to the provisions hereof. Any party entitled to contribution, promptly after receipt of notice of commencement of any action against such party in respect of which a claim for contribution may be made under this Section 9.3(b), will notify any such party or parties from whom contribution may be sought, but the omission to so notify will not relieve that party or parties from whom contribution may be sought from any other obligation it or they may have under this Section 9.3(b) except to the extent that the failure to so notify such other party materially prejudiced the substantive rights or defenses of the party from whom contribution is sought. No party will be liable for contribution with respect to any action or claim settled without its written consent if such consent is required pursuant to Section 9.3(a) hereof.

(c) The Company Party shall provide equivalent notice to the Investor in the case the Company seeks indemnification or contribution from the Investor pursuant to Section 9.2.

The remedies provided for in this Article IX are not exclusive and shall not limit any rights or remedies which may otherwise be available to any Investor Party at law or in equity.

ARTICLE X

MISCELLANEOUS

Section 10.1 Certain Fees and Expenses; Upfront Fee; Commencement Irrevocable Transfer Agent Instructions.

(i) Certain Fees and Expenses. Each party shall bear its own fees and expenses related to the transactions contemplated by this Agreement . The Company shall pay all U.S. federal, state and local stamp and other similar transfer and other taxes (other than income taxes) and duties levied in connection with issuance of the Shares pursuant hereto.

(ii) Upfront Fee. In consideration of the Investor’s execution and delivery of this Agreement, the Company shall pay to the Investor a one-time fee of One Hundred Thousand Dollars ($100,000) (the “Upfront Fee”), payable in cash by wire transfer of immediately available funds on the date of this Agreement. The Upfront Fee shall be fully earned as of the date of this Agreement and shall be non-refundable.

(iii) Irrevocable Transfer Agent Instructions; Opinion of Counsel. On the Effective Date of the Initial Registration Statement and prior to Commencement, the Company shall deliver or cause to be delivered to its Transfer Agent (and thereafter, shall deliver or cause to be delivered to any subsequent transfer agent of the Company), (i) irrevocable instructions executed by the Company and delivered to the Company’s transfer agent (the “Commencement Irrevocable Transfer Agent Instructions”) directing the Transfer Agent to issue to the Investor or its designated Broker-Dealer at which the account or accounts to be credited with the Shares being purchased by Investor are maintained any Registrable Securities included in the Initial Registration Statement as DWAC Shares, if and when such Registrable Securities are issued in accordance with this Agreement and (ii) an opinion of United States Counsel as contemplated by this Agreement relating to the Initial Registration Statement and the removal of restrictive legends from the Shares. With respect to any post-effective amendment to the Initial Registration Statement, any New Registration Statement or any post-effective amendment to any New Registration Statement, in each case declared effective by the Commission after the Commencement Date, the Company shall deliver or cause to be delivered to its Transfer Agent (and thereafter, shall deliver or cause to be delivered to any subsequent transfer agent of the Company) (i) irrevocable instructions in the form substantially similar to the Commencement Irrevocable Transfer Agent Instructions executed by the Company and acknowledged in writing by the Transfer Agent and (ii) an opinion of United States Counsel, in each case modified as necessary to refer to such Registration Statement or post-effective amendment and the Registrable Securities included therein, to issue the Registrable Securities included therein as DWAC Shares in accordance with the terms of this Agreement. For the avoidance of doubt, all Shares to be issued in respect of any VWAP Purchase Notice delivered to the Investor pursuant to this Agreement shall be issued to the Investor in accordance with Section 3.2 by crediting the Investor’s account at DTC as DWAC Shares, and the Company shall not take any action or give instructions to any transfer agent of the Company otherwise. The Company represents and warrants to the Investor that, while this Agreement is effective, no instruction other than those referred to in this Section 10.1(iii) will be given by the Company to its Transfer Agent, or any successor transfer agent of the Company, with respect to the Shares from and after Commencement, and the Registrable Securities covered by the Initial Registration Statement or any post-effective amendment thereof, or any New Registration Statement or post-effective amendment thereof, as applicable, shall otherwise be freely transferable on the books and records of the Company and no stop transfer instructions shall be maintained against the transfer thereof. The Company agrees that if the Company fails to fully comply with the provisions of this Section 10.1(iii) within three (3) Trading Days after the date on which the Investor has provided any deliverables that the Investor may be required to provide to the Company or its Transfer Agent (if any), the Company shall, at the Investor’s written instruction, purchase from the Investor all Common Shares purchased or acquired by the Investor pursuant to this Agreement that contain any restrictive legend or that have any stop transfer orders maintained that prohibit or impede the transfer thereof in any respect at the greater of (i) the purchase price paid by the Investor for such Common Shares (as applicable) and (ii) the Closing Sale Price of the Common Shares on the date of the Investor’s written instruction.

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Section 10.2 Specific Enforcement, Consent to Jurisdiction, Waiver of Jury Trial.

(i) The Company and the Investor acknowledge and agree that irreparable damage would occur in the event that any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached. It is accordingly agreed that either party shall be entitled to an injunction or injunctions to prevent or cure breaches of the provisions of this Agreement by the other party and to enforce specifically the terms and provisions hereof (without the necessity of showing economic loss and without any bond or other security being required), this being in addition to any other remedy to which either party may be entitled by law or equity.

(ii) Any dispute, controversy, or claim arising out of or in connection with this Agreement, including any question regarding its existence, validity, or termination, shall be referred to and finally resolved by arbitration administered by the New York International Arbitration Center in accordance with the New York International Arbitration Center Administered Arbitration Rules in force at the time of the arbitration. The seat of the arbitration shall be New York, New York. The arbitration tribunal shall consist of one (1) arbitrator. The language of the arbitration shall be English. The parties agree that any arbitration award rendered hereunder may be enforced in any court of competent jurisdiction.

(iii) EACH OF THE COMPANY AND THE INVESTOR HEREBY WAIVES TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT TO ANY LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY OR DISPUTES RELATING HERETO. EACH OF THE COMPANY AND THE INVESTOR (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 10.2.

Section 10.3 Entire Agreement. The Transaction Documents set forth the entire agreement and understanding of the parties with respect to the subject matter hereof and supersedes all prior and contemporaneous agreements, negotiations and understandings between the parties, both oral and written, with respect to such matters. There are no promises, undertakings, representations or warranties by either party relative to subject matter hereof not expressly set forth in the Transaction Documents. All exhibits to this Agreement are hereby incorporated by reference in, and made a part of, this Agreement as if set forth in full herein.

Section 10.4 Notices. Any notice, demand, request, waiver or other communication required or permitted to be given hereunder shall be in writing and shall be effective (a) upon hand delivery or electronic mail delivery at the address or number designated below (if delivered on a business day during normal business hours where such notice is to be received), or the first business day following such delivery (if delivered other than on a business day during normal business hours where such notice is to be received) or (b) on the second business day following the date of mailing by express courier service, fully prepaid, addressed to such address, or upon actual receipt of such mailing, whichever shall first occur. The address for such communications shall be:

If to the Company:

Jay Sheng, Chief Financial Officer AIxCrypto Holdings, Inc.

1990 E. Grand Ave.

El Segundo, CA 90245

With a copy (which shall not constitute notice) to: Loeb & Loeb LLP

345 Park Avenue

New York, NY 10154

Telephone: (212) 407-4000

Attention: Hermione Krumm, Esq.

Email: hkrumm@loeb.com

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Loeb & Loeb LLP

2206-19 Jardine House

1 Connaught Place

Central, Hong Kong SAR

Telephone: 852-3923-1111

Attention: Henry Yin, Esq.; Benjamin Yao, Esq.

Email: henry.yin@loeb.com; byao@loeb.com

If to the Investor:

Gold King Arthur Holding Limited

H020 3/F Phase 2 Kwai Shing

Ind Building 42-46 Tai Lin Pai

Rd, Kwai Chung

Hong Kong SAR

Telephone: +1 424-540-0044

Attention: Shawn Wang

Email: shawn.wang830927@gmail.com

Either party hereto may from time to time change its address for notices by giving at least five (5) days’ advance written notice of such changed address to the other party hereto.

Section 10.5 Waivers. No provision of this Agreement may be waived by the parties from and after the date that is one (1) Trading Day immediately preceding the filing of the Initial Registration Statement with the Commission. Subject to the immediately preceding sentence, no provision of this Agreement may be waived other than in a written instrument signed by the party against whom enforcement of such waiver is sought. No failure or delay in the exercise of any power, right or privilege hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such power, right or privilege preclude other or further exercises thereof or of any other right, power or privilege.

Section 10.6 Amendments. No provision of this Agreement may be amended by the parties from and after the date that is one (1) Trading Day immediately preceding the filing of the Initial Registration Statement with the Commission. Subject to the immediately preceding sentence, no provision of this Agreement may be amended other than by a written instrument signed by both parties hereto.

Section 10.7 Headings. The article, section and subsection headings in this Agreement are for convenience only and shall not constitute a part of this Agreement for any other purpose and shall not be deemed to limit or affect any of the provisions hereof. Unless the context clearly indicates otherwise, each pronoun herein shall be deemed to include the masculine, feminine, neuter, singular and plural forms thereof. The terms “including,” “includes,” “include” and words of like import shall be construed broadly as if followed by the words “without limitation.” The terms “herein,” “hereunder,” “hereof” and words of like import refer to this entire Agreement instead of just the provision in which they are found.

Section 10.8 Construction. The parties agree that each of them and their respective counsel has reviewed and had an opportunity to revise the Transaction Documents and, therefore, the normal rule of construction to the effect that any ambiguities are to be resolved against the drafting party shall not be employed in the interpretation of the Transaction Documents. In addition, each and every reference to share prices (including the Threshold Price) and number of Common Shares in any Transaction Document shall, in all cases, be subject to adjustment for any stock splits, stock combinations, stock dividends, recapitalizations, reorganizations and other similar transactions that occur on or after the date of this Agreement. Any reference in this Agreement to “Dollars” or “$” shall mean the lawful currency of the United States of America. Any references to “Section” or “Article” in this Agreement shall, unless otherwise expressly stated herein, refer to the applicable Section or Article of this Agreement.

Section 10.9 Binding Effect. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors. Neither the Company nor the Investor may assign this Agreement or any of their respective rights or obligations hereunder to any Person.

Section 10.10 No Third Party Beneficiaries. Except as expressly provided in Article IX, this Agreement is intended only for the benefit of the parties hereto and their respective successors, and is not for the benefit of, nor may any provision hereof be enforced by, any other Person.

Section 10.11 Governing Law. This Agreement shall be governed by and construed in accordance with the internal procedural and substantive laws of the State of New York, without giving effect to the choice of law provisions of such state that would cause the application of the laws of any other jurisdiction.

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Section 10.12 Survival. The representations, warranties, covenants and agreements of the Company and the Investor contained in this Agreement shall survive the execution and delivery hereof until the termination of this Agreement; provided, however, that (i) the provisions of Section 6.3, Article VIII (Termination), Article IX (Indemnification) and this Article X (Miscellaneous) shall remain in full force and effect indefinitely notwithstanding such termination, and, (ii) so long as the Investor owns any Shares, the covenants and agreements of the Company and the Investor contained in Article VI (Additional Covenants), shall remain in full force and effect notwithstanding such termination for a period of thirty (30) days following such termination.

Section 10.13 Counterparts. This Agreement may be executed in two (2) or more identical counterparts, all of which shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party; provided that a facsimile signature or signature delivered by e-mail in a “.pdf” format data file, including any electronic signature complying with the U.S. federal ESIGN Act of 2000, e.g., www.docusign.com, www.echosign.adobe.com, etc., shall be considered due execution and shall be binding upon the signatory thereto with the same force and effect as if the signature were an original signature.

Section 10.14 Publicity. The Company shall afford the Investor and its counsel with a reasonable opportunity to review and comment upon, shall consult with the Investor and its counsel on the form and substance of, and shall give due consideration to all such comments from the Investor or its counsel on, any press release, Commission filing or any other public disclosure made by or on behalf of the Company relating to the Investor, its purchases hereunder or any aspect of the Transaction Documents or the transactions contemplated thereby, prior to the issuance, filing or public disclosure thereof. For the avoidance of doubt, the Company shall not be required to submit for review any such disclosure (i) contained in periodic reports filed with the Commission under the Exchange Act if it shall have previously provided the same disclosure to the Investor or its counsel for review in connection with a previous filing or (ii) any Prospectus Supplement if it contains disclosure that does not reference the Investor, its purchases hereunder or any aspect of the Transaction Documents or the transactions contemplated thereby.

Section 10.15 Severability. The provisions of this Agreement are severable and, in the event that any court of competent jurisdiction shall determine that any one or more of the provisions or part of the provisions contained in this Agreement shall, for any reason, be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provision or part of a provision of this Agreement, and this Agreement shall be reformed and construed as if such invalid or illegal or unenforceable provision, or part of such provision, had never been contained herein, so that such provisions would be valid, legal and enforceable to the maximum extent possible.

Section 10.16 Further Assurances. From and after the Closing Date, upon the request of the Investor or the Company, each of the Company and the Investor shall execute and deliver such instrument, documents and other writings as may be reasonably necessary or desirable to confirm and carry out and to effectuate fully the intent and purposes of this Agreement.

[Signature Page Follows]

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IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized officer as of the date first above written.

AIxCrypto Holdings, Inc.

By:	/s/ Jerry Wang
Name:	Jerry Wang
Title:	Chief Executive Officer

Gold King Arthur Holding Limited

By:	/s/ Shawn Wang
Name:	Shawn Wang
Title:	Director

[Signature Page to Common Shares Purchase Agreement]

ANNEX I TO THE

COMMON SHARES PURCHASE AGREEMENT

DEFINITIONS

“Accountants” shall have the meaning assigned to such term in Section 5.7(c) of this Agreement.

“Affiliate” shall mean any Person that, directly or indirectly through one or more intermediaries, controls, is controlled by, or is under common control with a Person, as such terms are used in and construed under Rule 144.

“Aggregate Limit” shall have the meaning assigned to such term in Section 2.1 of this Agreement.

“Agreement” shall have the meaning assigned to such term in the introductory paragraph hereto.

“Allowable Grace Period” shall have the meaning assigned to such term in Section 6.3(vi)(m) of this Agreement.

“Anti-Corruption Laws” shall have the meaning assigned to such term in Section 5.21. “Applicable Laws” shall have the meaning assigned to such term in Section 5.14 of this Agreement. “Authorizations” shall have the meaning assigned to such term in Section 5.14 of this Agreement.

“Bankruptcy Law” shall mean Title 11, U.S. Code, or any similar U.S. federal or state law for the relief of debtors.

“Beneficial Ownership Limitation” shall have the meaning assigned to such term in Section 3.4 of this Agreement.

“Block” shall mean any trade in excess of 10,000 Common Shares on a single Trading Day to a single purchaser, as reported by Bloomberg through its “AQR” function.

“Bloomberg” shall mean Bloomberg, L.P.

“Broker-Dealer” shall have the meaning assigned to such term in Section 6.12 of this Agreement.

“Bring-Down Opinion” shall have the meaning assigned to such term in Section 6.14 of this Agreement.

“CCPA” shall have the meaning assigned to such term in Section 5.37(a) of this Agreement. “Closing” shall have the meaning assigned to such term in Section 2.2 of this Agreement. “Closing Date” shall mean the date of this Agreement.

“Closing Sale Price” shall mean, for the Common Shares as of any date, the last closing trade price for the Common Shares on the Principal Market, as reported by Bloomberg, or, if the Principal Market begins to operate on an extended hours basis and does not designate the closing trade price for the Common Shares, then the last trade price for the Common Shares prior to 4:00 p.m., New York City time, as reported by Bloomberg. All such determinations shall be appropriately adjusted for any stock splits, stock dividends, stock combinations, recapitalizations or other similar transactions during such period.

Annex I

“Code” shall have the meaning assigned to such term in Section 5.28 of this Agreement.

“Commencement” shall have the meaning assigned to such term in the recitals of this Agreement.

“Commencement Date” shall have the meaning assigned to such term in Section 3.1 of this Agreement.

“Commencement Irrevocable Transfer Agent Instructions” shall have the meaning assigned to such term in Section 10.1(iii) of this Agreement.

“Commission” shall mean the U.S. Securities and Exchange Commission or any successor entity.

“Commission Documents” shall mean the Initial Registration Statement (or any post-effective amendment thereto), any New Registration Statement (or any post-effective amendment thereto) and all documents that have been and heretofore shall be incorporated by reference therein, including all reports, schedules, registrations, forms, statements, information and other documents filed with or furnished to the Commission by the Company pursuant to Section 13(a), 13(c), 14 or 15(d) of the Exchange Act if applicable, any Prospectus contained in the Initial Registration Statement or New Registration Statement and each Prospectus Supplement thereto.

“Common Shares” shall have the meaning assigned to such term in the recitals of this Agreement.

“Common Shares Equivalents” shall mean any securities of the Company or its Subsidiaries which entitle the holder thereof to acquire at any time Common Shares, including, without limitation, any debt, preferred stock, rights, options, warrants or other instrument that is at any time convertible into or exercisable or exchangeable for, or otherwise entitles the holder thereof to receive, Common Shares.

“Company” shall have the meaning assigned to such term in the introductory paragraph of this Agreement.

“Company Counsel” shall have the meaning assigned to such term in Section 6.3(ii) of this Agreement.

“Company Party” shall have the meaning assigned to such term in Section 9.2 of this Agreement.

“Compliance Certificate” shall have the meaning assigned to such term in Section 7.1(iv) of this Agreement.

“Confidential Data” shall have the meaning assigned to such term in Section 5.37(a) of this Agreement.

“Current Report” shall have the meaning assigned to such term in Section 2.3 of this Agreement.

“Custodian” shall mean any receiver, trustee, assignee, liquidator or similar official under any Bankruptcy Law.

“Damages” shall have the meaning assigned to such term in Section 9.1 of this Agreement.

“Draw Fee” shall have the meaning assigned to such term in Section 3.2 of this Agreement.

“DTC” shall mean The Depository Trust Company, a subsidiary of The Depository Trust & Clearing Corporation, or any successor thereto.

“DWAC” shall have the meaning assigned to such term in Section 5.35 of this Agreement.

“DWAC Shares” shall mean Common Shares issued pursuant to this Agreement that are (i) issued in electronic form, (ii) freely tradable and transferable and without restriction on resale and without stop transfer instructions maintained against the transfer thereof and (iii) timely credited by the Company to the Investor’s or its designated Broker-Dealer at which the account or accounts to be credited with the Shares being purchased by Investor are maintained specified DWAC account with DTC under its Fast Automated Securities Transfer (FAST) Program, or any similar program hereafter adopted by DTC performing substantially the same function.

“EDGAR” means the Commission’s Electronic Data Gathering, Analysis and Retrieval System.

“Effective Date” shall mean, with respect to the Initial Registration Statement filed pursuant to this Agreement (or any post-effective amendment thereto) or any New Registration Statement filed pursuant to this Agreement (or any post-effective amendment thereto), as applicable, the date on which the Initial Registration Statement (or any post-effective amendment thereto) or any New Registration Statement (or any post-effective amendment thereto) is declared effective by the Commission.

“Entity” shall have the meaning assigned to such term in Section 5.36 of this Agreement.

“Environmental Laws” shall have the meaning assigned to such term in Section 5.20 of this Agreement.

“Exchange Act” shall mean the Securities Exchange Act of 1934, as amended, and the rules and regulations of the Commission thereunder.

“Exchange Cap” shall have the meaning assigned to such term in Section 3.3 of this Agreement. “FDA” shall mean the United States Food and Drug Administration.

“FINRA” shall mean the Financial Industry Regulatory Authority.

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“Fundamental Transaction” shall mean that (i) the Company shall, directly or indirectly, in one or more related transactions, (1) consolidate or merge with or into (whether or not the Company is the surviving corporation) another Person, with the result that the holders of the Company’s capital stock immediately prior to such consolidation or merger together beneficially own less than 50% of the outstanding voting power of the surviving or resulting corporation, or (2) sell, lease, license, assign, transfer, convey or otherwise dispose of all or substantially all of the properties or assets of the Company to another Person, or (3) take action to facilitate a purchase, tender or exchange offer by another Person that is accepted by the holders of more than 50% of the outstanding Common Shares (excluding any Common Shares held by the Person or Persons making or party to, or associated or affiliated with the Persons making or party to, such purchase, tender or exchange offer), or (4) consummate a stock or share purchase agreement or other business combination (including, without limitation, a reorganization, recapitalization, spin-off or scheme of arrangement) with another Person whereby such other Person acquires more than 50% of the outstanding Common Shares (not including any Common Shares held by the other Person or other Persons making or party to, or associated or affiliated with the other Persons making or party to, such stock or share purchase agreement or other business combination), or (5) reorganize, recapitalize or reclassify its Common Shares, or (ii) any “person” or “group” (as these terms are used for purposes of Sections 13(d) and 14(d) of the Exchange Act) is or shall become the “beneficial owner” (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of 50% of the aggregate ordinary voting power represented by issued and outstanding Common Shares.

“GAAP” shall have the meaning assigned to such term in Section 5.7(b) of this Agreement. “GDPR” shall have the meaning assigned to such term in Section 5.37(a) of this Agreement.

“Governmental Authority” shall mean (i) any federal, provincial, state, local, municipal, national or international government or governmental authority, regulatory or administrative agency, governmental commission, department, board, bureau, agency or instrumentality, court, tribunal, arbitrator or arbitral body (public or private); (ii) any self-regulatory organization; or (iii) any political subdivision of any of the foregoing.

“Hazardous Materials” shall have the meaning assigned to such term in Section 5.20 of this Agreement.

“HIPAA” shall have the meaning assigned to such term in Section 5.37(a) of this Agreement.

“Initial Registration Statement” shall have the meaning assigned to such term in Section 6.3(i) of this Agreement.

“Investment Period” shall mean the period commencing on the Effective Date of the Initial Registration Statement and expiring on the date this Agreement is terminated pursuant to Article VIII.

“Investor” shall have the meaning assigned to such term in the introductory paragraph of this Agreement.

“Investor Party” shall have the meaning assigned to such term in Section 9.1 of this Agreement. “IT Systems” shall have the meaning assigned to such term in Section 5.37(a) of this Agreement.

“Money Laundering Laws” shall have the meaning assigned to such term in Section 5.22 of this Agreement.

“New Registration Statement” shall have the meaning assigned to such term in Section 6.3(iii) of this Agreement.

“Net Settlement Amount” shall have the meaning assigned to such term in Section 3.2 of this Agreement.

“OFAC” shall have the meaning assigned to such term in Section 5.36 of this Agreement.

“Post-Effective Amendment Period” shall mean the period commencing at 9:30 a.m., New York City time, on the fifth (5th) Trading Day immediately prior to the filing of any post-effective amendment to the Initial Registration Statement or any New Registration Statement, and ending at 9:30 a.m., New York City time, on the Trading Day immediately following, the Effective Date of such post-effective amendment.

“Permits” shall have the meaning assigned to such term in Section 5.19 of this Agreement.

“Person” shall mean any person or entity, whether a natural person, trustee, corporation, partnership, limited partnership, limited liability company, trust, unincorporated organization, business association, firm, joint venture, governmental agency or authority.

“Personal Data” shall have the meaning assigned to such term in Section 5.37(a) of this Agreement.

“Policies” shall have the meaning assigned to such term in Section 5.37(b) of this Agreement.

“Principal Market” shall mean the Nasdaq Capital Market; provided however, that in the event the Company’s Common Shares is ever listed or traded on the New York Stock Exchange, the NYSE American, the Nasdaq Global Select Market, or the Nasdaq Global Market, then the “Principal Market” shall mean such other market or exchange on which the Company’s Common Shares is then listed or traded.

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“Privacy Laws” shall have the meaning assigned to such term in Section 5.37(a) of this Agreement.

“Prospectus” shall mean the prospectus in the form included in a Registration Statement, as supplemented from time to time by any Prospectus Supplement, including the documents incorporated by reference therein.

“Prospectus Supplement” shall mean any prospectus supplement to the Prospectus filed with the Commission from time to time pursuant to Rule 424(b) under the Securities Act, including the documents incorporated by reference therein.

“Registrable Securities” means all of (i) the Shares and (ii) any capital stock of the Company issued or issuable with respect to such Shares, including, without limitation, (1) as a result of any stock split, stock dividend, recapitalization, exchange or similar event or otherwise and (2) shares of capital stock of the Company into which the Common Shares are converted or exchanged and shares of capital stock of a successor entity into which the Common Shares are converted or exchanged, in each case until such time as such securities cease to be Registrable Securities. Any Registrable Security shall cease to be a “Registrable Security” at the earliest of the following: (i) when a Registration Statement covering such Registrable Security becomes or has been declared effective by the Commission and such Registrable Security has been sold or disposed of pursuant to such effective Registration Statement; (ii) when such Registrable Security is held by the Company or one of its Subsidiaries; and (iii) the date that is the first (1st) anniversary of the date of termination of this Agreement.

“Registration Period” shall have the meaning assigned to such term in Section 6.3(vi)(a) of this Agreement.

“Regulation D” shall have the meaning assigned to such term in the recitals of this Agreement. “Restricted Period” shall have the meaning assigned to such term in Section 6.8 of this Agreement.

“Restricted Person(s)” shall have the meaning assigned to such term in Section 6.8 of this Agreement.

“Rule 144” shall mean Rule 144 promulgated by the Commission pursuant to the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same effect.

“Sale Price” shall mean any trade price for the Common Shares on the Principal Market during normal trading hours, as reported by the Principal Market.

“Sanctions” shall have the meaning assigned to such term in Section 5.36 of this Agreement.

“Sanctioned Countries” shall have the meaning assigned to such term in Section 5.36 of this Agreement.

“Sarbanes-Oxley Act” shall have the meaning assigned to such term in Section 5.7(c) of this Agreement.

“SEC” shall mean the U.S. Securities and Exchange Commission.

“Section 4(a)(2)” shall have the meaning assigned to such term in the recitals of this Agreement.

“Securities Act” shall mean the Securities Act of 1933, as amended, and the rules and regulations of the Commission thereunder.

“Share Cap” shall have the meaning assigned to such term in Section 5.5 of this Agreement.

“Shares” shall mean the Common Shares that are and/or may be purchased by the Investor under this Agreement pursuant to one or more VWAP Purchase Notices.

“Short Sales” shall mean “short sales” as defined in Rule 200 promulgated under Regulation SHO under the Exchange Act.

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“Staff” shall have the meaning assigned to such term in Section 6.3(iii) of this Agreement.

“Subsidiary” shall mean any corporation or other entity of which at least a majority of the securities or other ownership interest having ordinary voting power for the election of directors or other persons performing similar functions are at the time owned directly or indirectly by the Company and/or any of its other Subsidiaries.

“Threshold Price” shall mean with respect to any particular VWAP Purchase Notice, the greater of (i) 90% of the VWAP on the Trading Day immediately preceding the VWAP Purchase Date but not less than $1.00 or (ii) such higher or lower price as set forth by the Company in the VWAP Purchase Notice.

“Total Commitment” shall have the meaning assigned to such term in the Recital of this Agreement.

“Trading Day” shall mean any day on which the Principal Market or, if the Common Shares is then listed on an alternative Principal Market, such Principal Market is open for trading (regular way), including any day on which the Principal Market (or such alternative Principal Market, as applicable) is open for trading (regular way) for a period of time less than the customary time.

“Transaction Documents” shall mean, collectively, this Agreement (as qualified by the Commission Documents) and the exhibits hereto and each of the other agreements, documents, certificates and instruments entered into or furnished by the parties hereto in connection with the transactions contemplated hereby and thereby.

“Transfer Agent” shall mean Continental Stock Transfer & Trust Company, LLC, the sole transfer agent and branch registrar of the Company or any successor thereto.

“Variable Rate Transaction” shall mean a transaction in which the Company (i) issues or sells any equity or debt securities that are convertible into, exchangeable or exercisable for, or include the right to receive additional Common Shares or Common Shares Equivalents either (A) at a conversion price, exercise price, exchange rate or other price that is based upon and/or varies with the trading prices of or quotations for the Common Shares at any time after the initial issuance of such equity or debt securities, or (B) with a conversion, exercise or exchange price that is subject to being reset at some future date after the initial issuance of such equity or debt security or upon the occurrence of specified or contingent events directly or indirectly related to the business of the Company or the market for the Common Shares (including, without limitation, any “full ratchet” or “weighted average” anti-dilution provisions, but not including any standard anti-dilution protection for any reorganization, recapitalization, non-cash dividend, stock split or other similar transaction), (ii) issues or sells any equity or debt securities, including without limitation, Common Shares or Common Shares Equivalents, either (A) at a price that is subject to being reset at some future date after the initial issuance of such debt or equity security or upon the occurrence of specified or contingent events directly or indirectly related to the business of the Company or the market for the Common Shares (other than standard anti-dilution protection for any reorganization, recapitalization, non-cash dividend, stock split or other similar transaction), or (B) that are subject to or contain any put, call, redemption, buy-back, price-reset or other similar provision or mechanism (including, without limitation, a “Black-Scholes” put or call right, other than in connection with a “fundamental transaction”) that provides for the issuance of additional equity securities of the Company or the payment of cash by the Company, or (iii) enters into any agreement, including, but not limited to, an “equity line of credit” or “at the market offering” or other continuous offering or similar offering of Common Shares or Common Shares Equivalents, whereby the Company may sell Common Shares or Common Shares Equivalents at a future determined price.

“VWAP” shall mean, for the Common Shares for a specified period, the dollar volume-weighted average price for the Common Shares as reported by Bloomberg through its “AQR” function. All such determinations shall be appropriately adjusted for any stock dividend, stock split, stock combination, recapitalization or other similar transaction during such period.

“VWAP Purchase” shall have the meaning assigned to such term in Section 3.1 of this Agreement.

“VWAP Purchase Amount” shall have the meaning assigned to such term in Section 3.2 of this Agreement.

“VWAP Purchase Condition Satisfaction Time” shall have the meaning assigned to such term in Section 7.2 of this Agreement.

“VWAP Purchase Confirmation” shall have the meaning assigned to such term in Section 3.1 of this Agreement.

“VWAP Purchase Commencement Time” shall mean, with respect to a VWAP Purchase made pursuant to Section 3.1, 9:30:01 a.m., New York City time, on the applicable VWAP Purchase Date, or such later time on such VWAP Purchase Date publicly announced by the Principal Market (or, if the Common Shares is then listed on an Principal Market, by such Principal Market) as the official open (or commencement) of trading (regular way) on the Principal Market (or such Principal Market, as applicable) on such VWAP Purchase Date; provided, however, that if a VWAP Purchase Notice is delivered after 9:30 a.m., New York City time, on a VWAP Purchase Date, then the VWAP Purchase Commencement Time shall start only upon receipt by the Company of written confirmation (which may be by email) of acceptance by the Investor, and which confirmation shall specify the VWAP Purchase Commencement Time.

“VWAP Purchase Date” shall mean, with respect to a VWAP Purchase made pursuant to Section 3.1, the Trading Day on which the Investor receives, on such Trading Day, a valid VWAP Purchase Notice for such VWAP Purchase in accordance with this Agreement.

“VWAP Purchase Maximum Share Percentage” shall mean fifteen percent (15%), unless mutually agreed in writing (which may be by email) between the Company and Investor prior to delivery of a VWAP Purchase Notice in respect of such VWAP Purchase.

“VWAP Purchase Notice” shall mean, with respect to a VWAP Purchase made pursuant to Section 3.1, an irrevocable written notice delivered by the Company to the Investor in the form set forth in Exhibit A hereto.

“VWAP Purchase Period” shall mean, with respect to a VWAP Purchase made pursuant to Section 3.1, the period on the applicable VWAP Purchase Date for such VWAP Purchase beginning at the applicable VWAP Purchase Commencement Time and ending at the applicable VWAP Purchase Termination Time.

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“VWAP Purchase Price” shall mean the purchase price per Share to be purchased by the Investor in such VWAP Purchase equal to ninety-three percent (93%) of the lowest daily VWAP during the three (3) consecutive Trading Days consisting of the applicable VWAP Purchase Date and the two

(2) Trading Days immediately preceding such VWAP Purchase Date.

“VWAP Purchase Share Amount” shall mean, with respect to a VWAP Purchase made pursuant to Section 3.1, a number of Common Shares equal to the least of (i) a number of Common Shares which, when aggregated with all other Common Shares then beneficially owned by the Investor and its affiliates (as calculated pursuant to Section 13(d) of the Exchange Act and Rule 13d-3 promulgated thereunder), would result in the beneficial ownership by the Investor of more than the Beneficial Ownership Limitation; and (ii) the VWAP Purchase Share Request.

“VWAP Purchase Share Delivery Date” shall have the meaning assigned to such term in Section

3.1 of this Agreement.

“VWAP Purchase Share Estimate” shall mean the number of Common Shares set forth in any VWAP Purchase Notice, representing the Company’s good faith estimate of the number of Common Shares equivalent to the VWAP Purchase Share Request during the VWAP Purchase Period on any VWAP Purchase Date.

“VWAP Purchase Share Request” shall mean the number of Common Shares equal to (i) the total volume of Common Shares as reported by Bloomberg through its “AQR” function during the applicable VWAP Purchase Period (provided that in the case where the Sale Price falls below the Threshold Price at any time on a VWAP Purchase Date, this volume shall be calculated using the aggregate shares as reported by Bloomberg through its “AQR” function for such portion of the VWAP Purchase Date that the Sale Price is not below the Threshold Price) multiplied by (ii) the lesser of (A) the VWAP Purchase Share Request Percentage and (B) the VWAP Purchase Maximum Share Percentage.

“VWAP Purchase Share Request Percentage” shall mean the percentage set forth in any VWAP Purchase Notice.

“VWAP Purchase Termination Time” shall mean, with respect to a VWAP Purchase made pursuant to Section 3.1, 4:00 p.m., New York City time, on the applicable VWAP Purchase Date, or such earlier time publicly announced by the Principal Market (or, if the Common Shares is then listed on an Principal Market, by such Principal Market) as the official close of trading (regular way) on the Principal Market on such applicable VWAP Purchase Date.

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EXHIBIT A

FORM OF VWAP PURCHASE NOTICE

Reference is made to the Common Shares Purchase Agreement, dated as of June 10, 2026 (the “Agreement”), between AIxCrypto Holdings, Inc. (the “Company”) and Gold King Arthur Holding Limited (the “Investor”). Capitalized terms used but not defined herein have the meanings given in the Agreement.

Pursuant to Section 3.1 of the Agreement, the Company hereby delivers this VWAP Purchase Notice and directs the Investor to purchase Common Shares in the following VWAP Purchase:

●	VWAP Purchase Date: [●]
●	VWAP Purchase Share Request Percentage: [●]%
●	Minimum Price for this VWAP Purchase (optional; if specified, the Threshold Price for this VWAP Purchase will be the greater of this price and the Threshold Price otherwise determined under the Agreement): $[●]
●	Maximum VWAP Purchase Share Amount (optional; a cap on the number of Shares to be purchased in this VWAP Purchase): [●]

The VWAP Purchase Share Amount, the VWAP Purchase Price, the VWAP Purchase Amount, the Draw Fee and the Net Settlement Amount shall be determined in accordance with the Agreement. The Company shall issue the applicable DWAC Shares, and the Investor shall pay the Net Settlement Amount, in accordance with Sections 3.1 and 3.2 of the Agreement.

The Company certifies that, as of the date hereof and as of the applicable VWAP Purchase Condition Satisfaction Time: (i) each condition in Section 7.2 of the Agreement is satisfied; (ii) the Company’s representations and warranties in the Agreement are true and correct in all material respects (or, if qualified by materiality or Material Adverse Effect, in all respects); (iii) the Company is not in possession of any material, non-public information concerning the Company that it is required to, but has not, publicly disclosed; and (iv) no Material Adverse Effect has occurred and is continuing.

AIXCRYPTO HOLDINGS, INC.

By:
Name:
Title:
Date:

7

EXHIBIT B

INFORMATION FURNISHED BY THE INVESTOR

The following is the only written information furnished to the Company by or on behalf of the Investor expressly for use in any Registration Statement, Prospectus or Prospectus Supplement, as contemplated by Section 9.1 of the Agreement:

1.	Legal name of the Investor: Gold King Arthur Holding Limited.
2.	Number of Common Shares beneficially owned by the Investor prior to the offering: 890,472.
3.	Nature of any position, office or other material relationship the Investor has had with the Company or its affiliates within the past three years: None, other than as Investor under the Agreement.
4.	Address and contact information: as set forth in Section 10.4 of the Agreement.

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EXHIBIT C

FORM OF COMPLIANCE CERTIFICATE

The undersigned, the duly authorized [Chief Executive Officer / Chief Financial Officer] of AIxCrypto Holdings, Inc. (the “Company”), pursuant to the Common Shares Purchase Agreement, dated as of June 10, 2026 (the “Agreement”), between the Company and Gold King Arthur Holding Limited, hereby certifies, solely in such capacity and not individually, as of the date hereof, that:

1.	The Company’s representations and warranties in the Agreement are true and correct (i) where not qualified by materiality or Material Adverse Effect, in all material respects, and (ii) where so qualified, in all respects, in each case as of the date hereof (except to the extent expressly made as of an earlier date, in which case as of that date).
2.	The Company has performed, satisfied and complied in all material respects with all covenants, agreements and conditions required to be performed, satisfied or complied with by it under the Agreement at or prior to the date hereof.
3.	No event constituting a Material Adverse Effect has occurred and is continuing.
4.	The Company is not in possession of any material, non-public information concerning the Company that it is required to, but has not, publicly disclosed.

Capitalized terms used but not defined herein have the meanings given in the Agreement.

AIXCRYPTO HOLDINGS, INC.

By:
Name:
Title:
Date:

9